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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sealed Air Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sealed Air Corporation 200 Riverfront Boulevard Elmwood Park, NJ 07407-1033

  April 9, 2008

  Dear Fellow Stockholder:

  You are cordially invited to attend the Annual Meeting of the Stockholders of Sealed Air Corporation scheduled to be held on Tuesday, May 20, 2008 at 10:00 a.m., Eastern Time, at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663. Your Board of Directors and senior management look forward to greeting you at the meeting.

  At this meeting, you will be asked to elect the entire Board of Directors of the Company, to approve the amended 2005 Contingent Stock Plan of Sealed Air Corporation and the amended Performance-Based Compensation Program of Sealed Air Corporation, and to ratify the selection of KPMG LLP, an Independent Registered Public Accounting Firm, as the Company's independent auditor for 2008. These matters are important, and we urge you to vote in favor of the nominees, the amended plan and program, and the ratification of the appointment of the independent auditor.

  Regardless of the number of shares of common stock you own, it is important that you vote them in person or by proxy at the meeting. Stockholders of record can vote via the Internet, telephone or mail. Instructions for voting via the Internet and telephone are set forth in the attached Proxy Statement and on your proxy card. You may also vote your shares by signing, dating and mailing the enclosed proxy in the return envelope provided. Your prompt cooperation is appreciated.

  On behalf of your Board of Directors, we thank you for your ongoing support.

  Sincerely,

  William V. Hickey
  President and
  Chief Executive Officer

Notice of Annual Meeting of Stockholders

to be held on

May 20, 2008

The Annual Meeting of Stockholders of Sealed Air Corporation, a Delaware corporation (the "Company"), will be held on May 20, 2008 at 10:00 a.m., Eastern Time, at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663 (the "Annual Meeting"). The purposes for the Annual Meeting are to elect the entire Board of Directors (Proposals 1 through 9); to approve the amended 2005 Contingent Stock Plan of Sealed Air Corporation (Proposal 10); to approve the amended Performance-Based Compensation Program of Sealed Air Corporation (Proposal 11); to ratify the appointment of the Company's independent auditor (Proposal 12); and to transact such other business as may properly come before the meeting (Proposal 13). The individual proposals are as follows:

1.
Election of Hank Brown as a Director of the Company.

2.
Election of Michael Chu as a Director of the Company.

3.
Election of Lawrence R. Codey as a Director of the Company.

4.
Election of T. J. Dermot Dunphy as a Director of the Company.

5.
Election of Charles F. Farrell, Jr., as a Director of the Company.

6.
Election of William V. Hickey as a Director of the Company.

7.
Election of Jacqueline B. Kosecoff as a Director of the Company.

8.
Election of Kenneth P. Manning as a Director of the Company.

9.
Election of William J. Marino as a Director of the Company.

10.
Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

11.
Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.

12.
Ratification of the appointment of KPMG LLP, an Independent Registered Public Accounting Firm, as the independent auditor of the Company for the fiscal year ending December 31, 2008.

13.
In accordance with the Proxy Committee's discretion, upon such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 24, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

A copy of the Company's 2007 Annual Report to Stockholders has been sent or made available to all stockholders of record. Additional copies are available upon request.

The Company invites you to attend the meeting so that management can review the past year with you, listen to your suggestions, and answer any questions you may have. In any event, because it is important that as many stockholders as possible be represented at the meeting, please review the attached Proxy Statement promptly and carefully and then vote via the Internet or telephone by following the instructions for voting set forth in the attached Proxy Statement and on your proxy card, or complete and return the enclosed proxy card in the accompanying post-paid, addressed envelope. If you attend the meeting, you may vote your shares personally even though you have previously voted by proxy.

The only voting securities of the Company are the outstanding shares of its common stock, par value $0.10 per share. The Company will keep a list of the stockholders of record at its principal office at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033 for a period of ten days prior to the Annual Meeting.

By Order of the Board of Directors

H. KATHERINE WHITE
 Secretary

Elmwood Park, New Jersey
April 9, 2008

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on
May 20, 2008

Please note that the Company's Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2007 Annual Report are available at http://www.ezodproxy.com/SealedAir/2008/.

SEALED AIR CORPORATION
200 Riverfront Boulevard
Elmwood Park, New Jersey 07407-1033

PROXY STATEMENT
Dated April 9, 2008

For the 2008 Annual Meeting of Stockholders

General
Information

This Proxy Statement is being furnished to the holders of the common stock, par value $0.10 per share (the "Common Stock"), of Sealed Air Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the 2008 Annual Meeting of Stockholders (the "Annual Meeting"), and at any adjournments. The enclosed proxy is being solicited by the Board of Directors of the Company. The Company is first mailing this Proxy Statement and the enclosed proxy to stockholders on or about April 9, 2008.

The Annual Meeting is scheduled to be held:

Date:	Tuesday, May 20, 2008
Time:	10:00 a.m., Eastern Time
Place:	Saddle Brook Marriott Garden State Parkway at I-80 Saddle Brook, New Jersey 07663

Your vote is important. Please see the detailed information that follows.

Questions and
Answers about
the Annual
Meeting

The Annual Meeting

Q:
What are the Stockholders voting on?

A:
•  Election of the entire Board of Directors

The nine nominees are:

    Hank Brown
    Michael Chu
    Lawrence R. Codey
    T. J. Dermot Dunphy
    Charles F. Farrell, Jr.
    William V. Hickey
    Jacqueline B. Kosecoff
    Kenneth P. Manning
    William J. Marino

•  Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation

•  Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation

•  Ratification of KPMG LLP as the Company's independent auditor for 2008

Q:
Who can vote?

A:
Holders of record of Sealed Air Common Stock at the close of business on March 24, 2008, the record date, will be entitled to vote at the Annual Meeting. Each issued and outstanding share is entitled to one vote.

Q:
How do I vote my shares?

A:
Stockholders of record may vote via the Internet, telephone or mail. The proxy card contains a web site address and a toll free telephone number that you may use to vote. If you choose to vote by mail, the Company has provided a postage-paid envelope. For your information, voting via the Internet is the least expensive to the Company, followed by telephone voting, with voting by mail being the most expensive. Also, you may help to save the Company the expense of a second mailing if you vote promptly.

Q:
How do I vote via the Internet?

A:
Stockholders of record may vote via the Internet as instructed on the proxy card. Internet voting is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return your proxy card. Please see the proxy card for instructions.

Q:
How do I vote by telephone?

A:
Stockholders of record may vote by calling the toll-free number listed on the proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return your proxy card. Please see the proxy card for instructions.

Q:
How do I vote by mail?

A:
If you choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

Q:
How will my proxy be voted?

A:
Regardless of the method by which you vote, if you specify the manner in which your shares are to be voted on a matter, the shares represented by your proxy will be voted in accordance with your specification. If you do not make a voting specification, your shares will be voted in the manner recommended by the Board of Directors as shown in this Proxy Statement and on the proxy card.

Q:
Can I access the Annual Meeting materials via the Internet?

A:
The Company's Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2007 Annual Report are available at http://www.ezodproxy.com/SealedAir/2008/.

Q:
May I change my vote? May I revoke my proxy?

A:
Whatever method you use to vote, you may later revoke your proxy at any time before it is exercised by: (i) voting via the Internet or telephone at a later time; (ii) submitting a properly signed proxy with a later date; or (iii) voting in person at the Annual Meeting.

Q:
Can I vote at the Annual Meeting?

A:
The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Any stockholder of record may vote in person at the Annual Meeting whether or not he or she has previously voted. If your shares are held in "street name," that is, in the name of a bank, broker or other holder of record, you must obtain a written

Questions and
Answers about
the Annual
Meeting

  proxy, executed in your favor, from the record holder to be able to vote at the meeting. If you hold shares in the Company's Profit-Sharing Plan or the Company's 401(k) Thrift Plan, you cannot vote those shares in person at the Annual Meeting; see the question and answer below. The Company will treat all shares that have been voted properly, and all proxies that have not been revoked, as being present for the purpose of determining the presence of a quorum at the Annual Meeting. The persons named in the proxy will vote all of these shares at the meeting.

Q:
How do I vote if I participate in the Company's Profit-Sharing Plan or 401(k) Thrift Plan?

A:
For each participant in the Company's Profit-Sharing Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity Management Trust Company ("Fidelity"), trustee for the Profit-Sharing Plan, for the shares of Common Stock allocated to the participant's account in the plan. For each participant in the Company's 401(k) Thrift Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity, which also acts as trustee for the 401(k) Thrift Plan, for the shares of Common Stock allocated to the participant's account in the plan. Internet and telephone voting are also available to plan participants. Fidelity will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 5:00 p.m. (Eastern Time) on May 15, 2008. The terms of each plan provide that Fidelity will vote shares allocated to the accounts of participants who do not provide timely voting instructions in the same proportion as shares it votes on behalf of participants who do provide timely voting instructions.

Q:
What if my broker holds shares in street name for me?

A:
Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), brokers who hold shares in street name for customers have the authority to vote on specified items when they have not received instructions from their customers who are the beneficial owners of the shares. The Company understands that, unless instructed to the contrary by the beneficial owners of shares held in street name, brokers may exercise this authority to vote on the election of directors and the ratification of the appointment of the Company's independent auditor, but may not exercise that authority to vote on the approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation or the amended Performance-Based Compensation Program of Sealed Air Corporation. For the purpose of determining a quorum, the Company will treat as present at the meeting any proxies that are voted to abstain, including any proxies containing broker non-votes, on any matter to be acted upon by the stockholders.

Q:
What if other matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters for you. The Company does not know of any other matters to be presented for consideration at the Annual Meeting.

The 2007 Stock Split

Q:
How does the Company's 2007 stock split affect this Proxy Statement?

A:
On February 16, 2007, the Company's Board of Directors declared a two-for-one stock split of its Common Stock in the form of a stock dividend. As a result, on March 16, 2007 stockholders received an additional share of Common Stock for every share they owned as of the close of business on March 2, 2007, which was the record date for the stock split. The Company has adjusted all share amounts and prices per share in this Proxy Statement to reflect the stock split. When we refer to the "Stock Split" later on in this Proxy Statement, this is the transaction that we are referring to.

Q:
What are the effects of the Stock Split on my voting?

A:
If you held shares before the record date for the Stock Split, then those shares, together with the shares issued to you in the Stock Split, represent the same proportionate equity in the Company that you held before the Stock Split.

Vote Required
for Election
or Approval

Introduction

The only voting securities of the Company are the outstanding shares of its Common Stock. As of the close of business on March 24, 2008, 160,843,671 shares of Common Stock were issued and outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on March 24, 2008, the record date, will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for the purpose of determining a quorum. Except as set forth below with respect to the election of directors, the Company will treat abstentions, but not broker non-votes, as votes cast on any matter.

Election of Directors: Majority Vote Requirement

Each director will be elected by a vote of the majority of the votes cast with respect to that director, where a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" the director. Shares voted to "abstain" will not be counted for the purpose of determining whether a director is elected. Under the Company's Certificate of Incorporation, its By-laws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Since all of the nominees for election as directors at the Annual Meeting are currently in office, if any of the nominees is not elected, then the By-laws provide that the director shall offer to resign from the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will consider and act on the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who offers his or her resignation will not participate in the decision of the Nominating and Corporate Governance Committee or of the Board of Directors. If the Board of Directors accepts such resignation, then the Board of Directors can fill the vacancy resulting from that resignation or can reduce the number of directors that constitutes the entire Board of Directors so that no vacancy exists.

Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation

The amended 2005 Contingent Stock Plan of Sealed Air Corporation must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation

The amended Performance-Based Compensation Program of Sealed Air Corporation must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Ratification of KPMG LLP

The ratification of KPMG LLP as the Company's independent auditor for 2008 must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Other Matters

Any other matters considered at the Annual Meeting must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Corporate
Governance

Corporate Governance Guidelines

The Board has adopted and operates under Corporate Governance Guidelines that reflect the Company's current governance practices in accordance with applicable statutory and regulatory requirements, including those of the Securities and Exchange Commission (the "SEC") and the NYSE. The Corporate Governance Guidelines are available on the Company's web site at www.sealedair.com and are available in print, without charge, to any stockholder who requests them by calling the Company at 201-791-7600 or writing to Investor Relations, Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033.

Independence of Directors

Under the Corporate Governance Guidelines and the requirements of the NYSE, the Board must consist of a majority of independent directors. The Board annually reviews the independence of all non-employee directors. The Board has established categorical standards consistent with the corporate governance standards of the NYSE to assist it in making determinations of the independence of Board members. A copy of the Company's current director independence standards is attached to this Proxy Statement as Annex A and posted on the Company's web site at www.sealedair.com. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence, the Board of Directors reviews all other relationships with the Company in order to conclude that each independent director has no material relationship with the Company either directly or indirectly.

The Board of Directors has determined that the following directors are independent: Hank Brown, Michael Chu, Lawrence R. Codey, Charles F. Farrell, Jr., Jacqueline B. Kosecoff, Kenneth P. Manning and William J. Marino. In evaluating the independence of the non-employee directors, the Board considered the following transactions, relationships or arrangements:

  •
  During 2005, 2006 and 2007, the Company purchased colors from Sensient Technologies Corporation in the amount of less than $120,000 in each year. One of our directors, Mr. Manning, serves as Chairman and Chief Executive Officer of Sensient and Mr. Brown and Mr. Hickey also serve as directors of that Company. Our Board determined that these immaterial transactions and relationships did not impair the independence of Mr. Manning or Mr. Brown.

  •
  During 2006, the Company donated $1,500,000 to Harvard Business School. Our Board determined that this donation did not impair the independence of Mr. Chu, who serves as a Senior Lecturer at Harvard Business School, in light of his role at Harvard Business School and the lack of any benefit to him from the donation other than the general benefits pertaining to any other academic or alumnus of the school.

Code of Conduct

For many years, the Company has had a Code of Conduct applicable to the Company and its subsidiaries. The Code of Conduct applies to all employees and to the Company's officers and directors. The Company also has a supplemental Code of Ethics for Senior Financial Executives that applies to the Company's Chief Executive Officer, Chief Financial Officer, Controller, Treasurer, and all other employees performing similar functions for the Company. The texts of the Code of Conduct and the Code of Ethics for Senior Financial Executives are posted on the Company's web site at www.sealedair.com and are available in print, without charge, to any stockholder who requests them by calling the Company at 201-791-7600 or writing to Investor Relations, Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033. The Company will post any amendments to the Code of Conduct and the Code of Ethics for Senior Financial Executives on its web site. In accordance with the requirements of the SEC and the NYSE, the Company will also post waivers applicable to any of its officers or directors from provisions of the Code of Conduct or the Code of Ethics for Senior Financial Executives on its web site. There have been no such waivers granted.

Communicating with Directors

Stockholders and other interested parties may communicate directly with the non-management directors of the Board by writing to Non-Management Directors, c/o Corporate Secretary at the Company's address shown on page 1, or by sending an email to directors@sealedair.com. In either case, the chair of the Nominating and Corporate Governance Committee will receive all correspondence and will communicate with the other directors as appropriate. Information on how to communicate with the non-management directors is posted on the Company's web site at www.sealedair.com.

Board of Directors
and Committees

Under the Delaware General Corporation Law and the Company's By-laws, the Company's business and affairs are managed by or under the direction of the Board of Directors, which delegates some of its responsibilities to its Committees and to management.

The Board of Directors holds seven regular meetings per year and meets on other occasions when circumstances require. Directors spend additional time preparing for Board and Committee meetings, and the Company may call upon them for advice between meetings. Also, the Company encourages directors to attend director education programs.

The Corporate Governance Guidelines adopted by the Board provide that the Board will meet regularly in executive session without management in attendance. The Board currently holds three non-management executive sessions per year, all of which were held in 2007. One of these non-management executive sessions includes only independent directors. The Board designates a non-management director to preside at each executive session. The Board selects the presiding director at the regular meeting of the Board prior to the meeting at which a non-management executive session is scheduled. The chair of the Nominating and Corporate Governance Committee serves as the presiding director if no other director has been selected or if the selected presiding director is unable to serve.

Under the Corporate Governance Guidelines, the Company expects directors to attend regularly meetings of the Board and of all Committees on which they serve and to review the materials sent to them in advance of those meetings. Nominees for election at each annual meeting of stockholders are expected to attend the annual meeting. All of the nine nominees for election at the Annual Meeting this year currently serve as directors of the Company, and all except Mr. Brown attended the 2007 annual meeting. Mr. Brown was unable to attend as he was participating in commencement exercises for the University of Colorado, where he served as President.

During 2007, the Board of Directors held nine meetings, excluding actions by unanimous written consent, and held three executive sessions with only non-management directors in attendance, one of which was attended only by independent directors. Each current member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and of the Committees of the Board on which the director served during 2007.

The Company's Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The members of these Committees consist only of independent directors. The Board of Directors has adopted charters for each of the Committees, which are reviewed annually by each Committee and the Board of Directors. The Committee charters are available on the Company's web site at www.sealedair.com and are available in print, without charge, to any stockholder who requests them by calling the Company at 201-791-7600 or writing to Investor Relations, Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033.

Audit Committee

The principal responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for monitoring and overseeing the:

•
Company's internal control system, including information technology security and control,

•
Company's public reporting processes,

•
performance of the Company's internal audit function,

•
annual independent audit of the Company's consolidated financial statements,

•
integrity of the Company's consolidated financial statements,

•
Company's compliance with legal and regulatory requirements, and

•
retention, performance, qualifications, rotation of personnel and independence of the Company's independent auditor.

The independent auditor for the Company is directly accountable to the Audit Committee. The Audit Committee has the authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor, subject to ratification of the selection of the independent auditor by the Company's stockholders at the annual meeting of stockholders.

Board of Directors
and Committees

The current members of the Audit Committee are Hank Brown, who serves as chair, Michael Chu, Lawrence R. Codey and Kenneth P. Manning. The Company's Board of Directors has determined that each current member of the Audit Committee is independent, as defined in the listing standards of the NYSE applicable to the Company, is financially literate, and is an audit committee financial expert in accordance with the standards of the SEC. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies. The Audit Committee held twelve meetings in 2007, excluding actions by unanimous written consent. During 2007, the Audit Committee met privately with representatives of the Company's independent auditor, KPMG LLP, on four occasions, met privately with the Company's Executive Director of Internal Audit on four occasions, met privately with the Company's management on two occasions, and met in private session on two occasions.

Nominating and Corporate Governance Committee

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•
identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board director nominees for the next annual meeting of stockholders and director nominees to fill vacancies or newly-created directorships at other times,

•
provide oversight of the corporate governance affairs of the Board and the Company, including developing and recommending to the Board the Corporate Governance Guidelines,

•
assist the Board in evaluating the Board and its Committees, and

•
recommend to the Board the compensation of non-management directors.

The current members of the Nominating and Corporate Governance Committee are Messrs. Codey, who serves as chair, Brown and Charles F. Farrell, Jr. The Company's Board of Directors has determined that each current member of the Nominating and Corporate Governance Committee is independent, as defined in the listing standards of the NYSE applicable to the Company. The Nominating and Corporate Governance Committee held four meetings in 2007, excluding actions by unanimous written consent. During 2007, the Nominating and Corporate Governance Committee met in private session on one occasion.

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company in accordance with a policy adopted by the Committee. Recommendations should be submitted to the Secretary of the Company in writing at the address shown on page 1, along with additional required information about the nominee and the stockholder making the recommendation. A copy of the policy is attached to this Proxy Statement as Annex B and posted on the Company's web site at www.sealedair.com.

The Nominating and Corporate Governance Committee and the Board have identified the qualifications for nomination to the Board. A copy of those qualifications is attached to this Proxy Statement as Annex C and posted on the Company's web site at www.sealedair.com. The process by which the Committee identifies and evaluates nominees for directors is the same regardless of whether the nominee is recommended by a stockholder. When the Board or the Nominating and Corporate Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the chair of the Committee will initiate a search, seeking input from other directors and senior management and, if necessary, hiring a search firm. The initial list of candidates that satisfy the specific criteria, if any, and otherwise qualify for membership on the Board will be identified by the Committee. At least one member of the Committee (preferably the chair) and the Chief Executive Officer of the Company will interview each qualified candidate; other directors will also interview the candidate if possible. Based on a satisfactory outcome of those reviews, the Committee will make its recommendation on the candidate to the Board. While the Committee has the sole authority to engage a search firm to identify director candidates, to date it has not engaged any such firm.

The Company's By-laws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders, other than a nomination submitted by a stockholder to the Nominating and Corporate Governance

Board of Directors
and Committees

Committee under the policy and procedures described above. The By-laws require that timely notice of the nomination in proper written form including all required information be provided to the Secretary of the Company. A copy of the Company's By-laws is posted on the Company's web site at www.sealedair.com.

Organization and Compensation Committee

The principal responsibilities of the Organization and Compensation Committee, which we refer to as the Compensation Committee, are to assist the Board in fulfilling its responsibilities relating to:

•
compensation of the Company's officers and the key employees of the Company and its subsidiaries,

•
performance of the Company's Chief Executive Officer and management,

•
management development and succession planning,

•
administration of the Company's 2005 Contingent Stock Plan, as amended, including authorizing awards under that plan, and

•
the Company-sponsored tax-qualified retirement plans.

The current members of the Compensation Committee are Mr. Farrell, who serves as chair, Mr. Chu, Jacqueline B. Kosecoff and William J. Marino. The Company's Board of Directors has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of the NYSE applicable to the Company. The Compensation Committee held eight meetings in 2007, excluding actions by unanimous written consent. During 2007, the Compensation Committee met in private session with other non-management directors on two occasions.

The Compensation Committee oversees and provides strategic direction to management with respect to the Company's executive compensation plans and programs. The Compensation Committee makes all compensation decisions for the Chief Executive Officer and reviews and approves the compensation of the other executive officers of the Company and for all other executives whose base salary equals or exceeds $200,000 per year. The Compensation Committee makes most decisions regarding changes in salaries and bonuses during the first quarter of the year based on Company, business unit / function and individual performance during the prior year.

The Compensation Committee reviews the Chief Executive Officer's performance and compensation with the other non-employee directors. Based on that review, the Compensation Committee evaluates the performance of the Chief Executive Officer, reviews the Compensation Committee's evaluation with him, and makes all compensation decisions for the Chief Executive Officer.

The Compensation Committee has the sole authority to hire and fire any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant's fees and retention terms. As noted below, since November 2006, the Compensation Committee has engaged Frederic W. Cook & Co., Inc., as its executive compensation consultant.

Compensation Committee Interlocks and Insider Participation

During 2007, Mr. Chu, Mr. Farrell, Dr. Kosecoff and Mr. Marino served as members of the Compensation Committee. None of the members of the Compensation Committee has been an officer or employee of the Company or any of its subsidiaries.

Director Compensation

Annual compensation for non-employee directors is comprised of the following components: annual or interim retainers (paid 50% in cash and 50% in shares of Common Stock or 100% in shares of Common Stock, at the election of each director, as described below), meeting and committee fees paid in cash, and other fees for special assignments or director education programs, paid in cash. A director may defer payment of annual or interim retainers until retirement from the Board of Directors, as described below. No directors deferred payment of the portion of the annual retainer payable in cash, if any, in 2007. The following table shows the total compensation that the Company paid to non-employee directors during 2007:

2007 Director Compensation Table

Director	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Change in pension value and nonqualified deferred compensation earnings[3] ($)	All other compensation[4] ($)	Total ($)

Hank Brown*	$80,750	$37,394	$ 12	$ 0	$118,156
Michael Chu	73,750	37,394	22	0	111,166
Lawrence R. Codey*	65,875	37,394	116	5,000	108,385
T. J. Dermot Dunphy	59,250	37,394	0	5,000	101,644
Charles F. Farrell, Jr.*	73,125	37,394	94	0	110,613
Jacqueline B. Kosecoff	35,125	74,788	21	0	109,934
Kenneth P. Manning	69,500	37,394	0	0	106,894
William J. Marino	26,750	74,788	118	0	101,656

*	Chair of Committee
[1]	This column reports the amount of cash compensation earned in 2007.
[2]
The amounts shown in the Stock Awards column represent the amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(revised) for the stock portion of the annual retainers for 2007 under the 2002 Stock Plan for Non-Employee Directors, described below under "Board Retainers" and "Payment of Retainers." The grant date fair value of these awards was $37,507 for directors Brown, Chu, Codey, Dunphy, Farrell and Manning and $75,013 for directors Kosecoff and Marino. For additional information, refer to Note 17, "Shareholders' Equity," of the Notes to the Company's consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC. Messrs. Codey, Farrell and Marino received stock units under the Deferred Compensation Plan described below. All other directors listed in the table received shares of Common Stock. The number of shares or stock units paid as all or part of the annual retainer in 2007 was determined by dividing the amount of the annual retainer to be paid (either $37,500 or $75,000, at the election of each director) by the closing price of a share of Common Stock on May 18, 2007, the date of the 2007 Annual Meeting, at which meeting all of the non-employee directors were elected, and rounding up to the nearest whole share. All shares and stock units paid as all or part of annual retainers in 2007 are fully vested. Directors are credited with dividend equivalents on stock units, as described under "Deferred Compensation Plan" below, which are not included in the table above.
[3]
The Sealed Air Corporation Deferred Compensation Plan for Directors described below provides quarterly interest credits at the prevailing prime rate less 50 basis points. SEC rules define "above market earnings" as interest credits that exceed 120% of the IRS "Applicable Federal Rate," or AFR. During 2007, the Plan rate was slightly higher than 120% of the AFR. The amounts in this column represent the above market earnings in 2007 on each director's unfunded cash account. The directors do not participate in a Company-sponsored pension plan.
[4]
Matching gifts to educational institutions during 2007. Directors are permitted to participate in the Company's matching gift program, whereby the Company will match gifts to educational institutions on a one-to-one basis to a maximum of $5,000 per participant in any calendar year, on the same basis as employees.

Director Compensation

Director Compensation Processes

The Company's director compensation program is intended to enhance the Company's ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the Common Stock.

The Board reviews director compensation at least annually based on recommendations by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board base their determinations on director compensation on recommendations from the Company's management as well as commercially available survey data related to general industry director compensation at companies of comparable size. The Nominating and Corporate Governance Committee has the sole authority to engage a consulting firm to evaluate director compensation but to date has not engaged any such firm.

Board Retainers

Under the 2002 Stock Plan for Non-Employee Directors, each member of the Board of Directors who is neither an officer nor an employee of the Company and who is elected at an annual meeting of stockholders receives an annual retainer for serving as a director. The Board of Directors sets the amount of the annual retainer prior to the annual meeting based on the recommendation of the Nominating and Corporate Governance Committee. Based on the survey data noted above, the Board of Directors has set the annual retainer for 2008 at $90,000, which is an increase over the level of $75,000 for 2007 and 2006.

A non-employee director who is elected other than at an annual meeting is entitled to an interim retainer on the date of election. The interim retainer is one-twelfth of the annual retainer paid to non-employee directors elected at the previous annual meeting for each full 30-day period during the period beginning on the date of election of the non-employee director and ending on the date of the next annual meeting provided for in accordance with the Company's By-laws.

During 2007, each current director of the Company except Mr. Hickey, who is an officer and employee of the Company, received an annual retainer in the amount of $75,000.

Payment of Retainers

The Company pays half of each retainer, whether annual or interim, in shares of its Common Stock and half in cash, provided that each non-employee director can elect, prior to becoming entitled to the retainer, to receive the entire retainer in shares of Common Stock. The Company calculates the number of shares of Common Stock issued as all or part of an annual retainer by dividing the amount payable in shares of Common Stock by the fair market value per share. The fair market value per share is the closing price of the Common Stock on the annual meeting date or, if no sales occurred on that date, the closing price on the most recent prior day on which a sale occurred. The number of shares issued as all or part of an interim retainer is the amount payable in shares of Common Stock divided by the fair market value per share on the date of the director's election to the Board. If any calculation would result in a fractional share of Common Stock being issued, then the Company rounds the number of shares to be issued up to the nearest whole share.

The Company pays the portion of a retainer that is payable in shares of Common Stock to the non-employee director promptly after he or she becomes entitled to receive it. Prior to the issuance of Common Stock to an eligible director or, if the director has elected to defer the retainer under the Deferred Compensation Plan for Directors, described below, prior to crediting the director's stock account with stock units representing the Common Stock, the director must pay the Company an issue price equal to the $0.10 per share par value of the Common Stock and agree to hold the shares of Common Stock covered by the award in accordance with the terms and conditions of the 2002 Stock Plan, which include restrictions on transfer as described below. Through 2007, the Company paid the portion of an annual retainer payable in cash, if any, in quarterly installments, and the portion of an interim retainer payable in cash, if any, in installments on the remaining quarterly installment dates for cash retainer payments to be made to non-employee directors elected at the most recent annual meeting. Starting with the 2008 annual retainer, the Company will pay the portion of an annual or interim retainer payable in cash in a single payment shortly after the end of the calendar quarter during which the director is elected.

Deferred Compensation Plan

The Sealed Air Corporation Deferred Compensation Plan for Directors permits a non-employee director to elect to defer all or part of the director's annual or interim retainer

Director Compensation

until the non-employee director retires from the Board. Each non-employee director has the opportunity to elect to defer the portion of the annual or interim retainer payable in shares of Common Stock. If a non-employee director makes that election, he or she may also elect to defer the portion, if any, of the annual or interim retainer payable in cash. The Company holds deferred shares of Common Stock as stock units in a stock account; the Company does not issue these shares until it pays the non-employee director, normally after retirement from the Board, so the non-employee director cannot vote the stock units. Deferred shares, when issued, are considered to be issued under the 2002 Stock Plan. The Company credits deferred cash and dividend equivalents on stock units to an unfunded cash account that earns interest quarterly at the prime rate less 50 basis points until paid. The non-employee director can elect to receive the balances in his or her stock and cash accounts in a single payment during January of the year after retirement or in five annual installments starting during January of the year after retirement.

Restrictions on Transfer

A director may not sell, transfer or encumber shares of Common Stock issued under the 2002 Stock Plan while the director serves on the Board of Directors, except that a non-employee director may make gifts of shares issued under the 2002 Stock Plan to family members or to trusts or other forms of indirect ownership so long as the non-employee director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the non-employee director remains a director of the Company. During this period, the director, or the director's accounts under the Deferred Compensation Plan for Directors, if the director has elected to defer payment of the shares, is entitled to receive any dividends or other distributions in respect of the shares. The director has voting rights in respect of the shares issued to the director under the 2002 Stock Plan. Since the Company holds deferred shares of Common Stock as stock units in a stock account, with no shares issued until payment is made to the non-employee director, directors cannot vote stock units representing deferred shares of Common Stock. The restrictions on the disposition of shares issued pursuant to the 2002 Stock Plan terminate upon the occurrence of specified events related to a change of control of the Company.

Other Fees and Arrangements

Each member of the Audit Committee, the Nominating and Corporate Governance Committee and the Organization and Compensation Committee receives a fee of $2,000 per year for serving as a member of the Committee. The chair of the Audit Committee receives an additional fee of $4,000 per year, and the chair of each of the Nominating and Corporate Governance Committee and the Organization and Compensation Committee receives an additional fee of $2,000 per year. Each non-employee director receives a fee of $1,500 for each Board or Committee meeting attended that is held in person (regardless of whether the director attends by conference telephone) and a fee of $750 for each Board or Committee meeting attended that is held by conference telephone. Non-employee directors who undertake special assignments at the request of the Board or of any Committee of the Board, or who attend a director education program, receive a fee of $1,000 per day. All directors are entitled to reimbursement for expenses incurred in connection with Board service, including attending Board or Committee meetings. The Company pays these fees and reimbursements in cash; these payments are not eligible for deferral under the Deferred Compensation Plan for Directors described above. Directors are permitted to participate in the Company's matching gift program, described in note 4 to the 2007 Director Compensation Table above, on the same basis as employees.

Director Stock Ownership Guidelines

In order to align the interests of directors and stockholders, we believe that our directors should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines for non-employee directors during 2006. The stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, require that they hold shares of Common Stock and stock units under the Sealed Air Corporation Deferred Compensation Plan for Directors equal in aggregate value to two and a half times the annual retainer in 2006 (or $187,500). Directors have five years from adoption of the stock ownership guidelines or from first election as a director, whichever comes later, to reach the guidelines. As of March 24, 2008, all directors had met the guidelines except Dr. Kosecoff, who joined the Board in May 2005.

Election of Directors

At the Annual Meeting, the stockholders of the Company will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board of Directors has designated as nominees for election the nine persons named below, all of whom currently serve as directors of the Company.

Shares of Common Stock that are voted as instructed on the proxy card and in this Proxy Statement will be voted in favor of the election as directors of the nominees named below unless otherwise specified in the proxy. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which the Company does not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the holder of the proxy.

Information Concerning Nominees

The information appearing in the following table sets forth, for each nominee as a director, the nominee's business experience for the past five years, the year in which the nominee first became a director of the Company or of the former Sealed Air Corporation (described in note 1 below), and the nominee's age as of January 31, 2008. There are no family relationships among any of the Company's directors or officers.

Name	Business Experience	Director Since[1]	Age
Hank Brown	President Emeritus of the University of Colorado and Holder of the Newton Endowed Chair in Leadership since March 2008. President of the University of Colorado from August 2005 until March 2008. President and Chief Executive Officer of The Daniels Fund, a charitable foundation, from July 2002 until August 2005. Director of Delta Petroleum Corporation and Sensient Technologies Corporation.	1997	67
Michael Chu	Managing Director of IGNIA Fund, an investment fund in formation to deploy equity in Latin America, since July 2007. Senior Advisor since June 2007 (previously Senior Partner and Managing Director from August 2000 to June 2007) and Founding Partner of Pegasus Capital, a private investment firm deploying equity capital in Latin America. Senior Lecturer on the faculty of the Harvard Business School since July 2003.	2002	59
Lawrence R. Codey	Retired President of Public Service Electric and Gas Company, a public utility. Director of Horizon Blue Cross Blue Shield of New Jersey, New Jersey Resources Corporation and United Water Resources, Inc.	1993	63
T. J. Dermot Dunphy	Chairman and Chief Executive Officer of Kildare Enterprises, LLC, a private equity investment and management firm. Chairman of the Board of the Company from 1998 to November 2000. Chief Executive Officer of the Company from March 1971 until his retirement in February 2000.	1969	75
Charles F. Farrell, Jr.	President of Crystal Creek Enterprises, Inc., an investment management and business consulting firm.	1971	77

Election of Directors

Name	Business Experience	Director Since[1]	Age
William V. Hickey	President and Chief Executive Officer of the Company. Director of Public Service Enterprise Group Incorporated and Sensient Technologies Corporation.	1999	63
Jacqueline B. Kosecoff	Chief Executive Officer, Prescription Solutions, UnitedHealth Group, a health and well-being business, since October 2007. Chief Executive Officer of Ovations Pharmacy Solutions, also of the UnitedHealth Group, from December 2005 to September 2007. Executive Vice President, Specialty Companies, PacifiCare Health Systems, Inc., a consumer health organization, from July 2002 to December 2005. Director of STERIS Corporation.	2005	58
Kenneth P. Manning	Chairman and Chief Executive Officer of Sensient Technologies Corporation, an international supplier of flavors, colors and inks. Director of Badger Meter, Inc. and Sensient Technologies Corporation.	2002	66
William J. Marino	President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey, a not-for-profit health service corporation.	2002	64
[1]	On March 31, 1998, the Company completed a multi-step transaction, one step of which was a combination of the Cryovac business with the former Sealed Air Corporation. The period of service before that date includes time during which each director served continuously as a director of the Company or of the former Sealed Air Corporation.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and any persons owning ten percent or more of the Common Stock to file reports with the SEC to report their beneficial ownership of and transactions in the Company's securities and to furnish the Company with copies of the reports.

Based upon a review of the Section 16(a) reports furnished to the Company, along with written representations from or on behalf of executive officers and directors that no such reports were required during 2007, the Company believes that all required reports were timely filed during 2007.

Voting Securities

The only voting securities of the Company are the outstanding shares of its Common Stock. As of the close of business on the record date, March 24, 2008, 160,843,671 shares of Common Stock were issued and outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on March 24, 2008 will be entitled to notice of and to vote at the Annual Meeting.

Beneficial Ownership Table

The following table sets forth, as of the date indicated in the applicable Schedule 13G with respect to each person identified as having filed a Schedule 13G, and as of March 24, 2008 with respect to each other person or group, the number of outstanding shares of Common Stock and percentage of the class as of March 24, 2008 beneficially owned:

•
by each person known to the Company to be the beneficial owner of more than five percent of the then outstanding shares of Common Stock,

•
directly or indirectly by each current director, nominee for election as a director, and named executive officer who is included in the Summary Compensation Table below, and

•
directly or indirectly by all directors and executive officers of the Company as a group.

Beneficial Owner	Shares of Class Beneficially Owned[1]		Percentage of Outstanding Shares in Class
Davis Selected Advisers, L.P.[2] 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706	58,280,212		36.2
Wellington Management Company, LLP[3] 75 State Street Boston, Massachusetts 02109	9,157,373		5.7
Capital Research Global Investors,[4] a division of Capital Research and Management Company 333 South Hope Street Los Angeles, California 90071	8,820,000		5.5
Hank Brown	17,613	[5]	*
Michael Chu	7,153	[5,6]	*
Lawrence R. Codey	67,200	[5,6]	*
David B. Crosier	63,449		*
Jean-Marie Demeautis	—	[7]	*
T. J. Dermot Dunphy	927,951	[6]	*
Charles F. Farrell, Jr.	7,072	[5,6]	*
William V. Hickey	858,877	[8]	*
David H. Kelsey	82,243	[8,9]	*
Jacqueline B. Kosecoff	4,078	[5]	*
Kenneth P. Manning	28,817		*
William J. Marino	12,000	[5]	*
Robert A. Pesci	164,515	[6,8]	*
All directors and executive officers as a group (27 persons)	2,997,375	[10,11]	1.9
*
Less than 1%.

1
The Company has adjusted all share numbers in this table, and throughout this Proxy Statement, to reflect the Stock Split distributed on March 16, 2007.

Voting Securities

2
The ownership information set forth in the table is based on information contained in a Schedule 13G/A dated February 12, 2008 filed with the SEC by Davis Selected Advisers, L.P. ("Davis") with respect to ownership of shares of Common Stock, which indicated that Davis had sole voting power with respect to 54,425,157 shares and sole dispositive power with respect to 58,280,212 shares.

3
The ownership information set forth in the table is based on information contained in a Schedule 13G dated February 14, 2008 filed with the SEC by Wellington Management Company, LLP ("Wellington") with respect to ownership of shares of Common Stock, which indicated that Wellington had shared voting power with respect to 6,661,473 shares and shared dispositive power with respect to 9,157,373 shares.

4
The ownership information set forth in the table is based on information contained in a Schedule 13G dated February 11, 2008, filed by Capital Research Global Investors ("CRGI"), a division of Capital Research and Management Company, with respect to ownership of shares of Common Stock, which indicated that CRGI had sole voting power with respect to 3,820,000 shares and sole dispositive power with respect to 8,820,000 shares.

5
The number of shares of Common Stock listed in the table does not include 46,610 stock units held in the stock accounts of the non-employee directors under the Sealed Air Corporation Deferred Compensation Plan for Directors. Each stock unit represents one share of Common Stock. Holders of stock units cannot vote the shares represented by the units; see "Director Compensation—Deferred Compensation Plan" above. The stock units held by non-employee directors are set forth below.

Hank Brown	1,324
Michael Chu	2,380
Lawrence R. Codey	14,101
Charles F. Farrell, Jr.	11,255
Jacqueline B. Kosecoff	2,322
William J. Marino	15,228
6
The number of shares of Common Stock listed for Mr. Chu includes 2,000 shares for which he shares voting and investment power with a family member. The number of shares of Common Stock listed for Mr. Codey includes 10,000 shares held by his spouse and 4,000 shares held in an individual retirement account. The number of shares of Common Stock held by Mr. Dunphy includes 64,800 shares held by him as custodian for a family member and 10,000 shares held by a charitable foundation for which he shares voting and investment power. The number of shares of Common Stock held by Mr. Farrell includes 4,226 shares held in an individual retirement account. The number of shares of Common Stock listed for Mr. Pesci includes 1,000 shares held by a family member.

7
Mr. Demeautis holds 12,000 restricted stock units awarded under the 2005 Contingent Stock Plan that have not yet vested and are not voting securities. Mr. Demeautis was awarded restricted stock units rather than restricted stock because of the tax treatment of restricted stock in France, where he resides and is employed.

8
This figure includes shares of Common Stock held in the Company's Profit-Sharing Plan trust fund with respect to which the executive officers of the Company individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 24, 2008, approximately 2,484,430 Common Stock share equivalents were held in the trust fund under the plan, representing approximately 1.5% of the outstanding shares of Common Stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

William V. Hickey	29,560
David H. Kelsey	338
Robert A. Pesci	54,069
Directors and executive officers as a group	146,632

Voting Securities

9
The number of shares of Common Stock listed in the table includes the right to acquire 4,000 shares of restricted stock by Mr. Kelsey and 31,000 shares of restricted stock by the directors and executive officers as a group representing awards granted to executive officers in February 2008 under the 2005 Contingent Stock Plan.

10
This figure includes, without duplication, all of the outstanding shares of Common Stock referred to in notes 6, 8 and 9 above as well as 24,000 shares with respect to which an executive officer shares voting and investment power with a spouse, 3,194 shares held by or for a family member of an executive officer of the Company and 6,704 shares held in the trust fund for the Company's 401(k) Thrift Plan with respect to which executive officers of the Company who are not named in the above table may be deemed to be beneficial owners. As of March 24, 2008, approximately 461,433 Common Stock share equivalents were held in the trust fund for the 401(k) Thrift Plan, representing approximately 0.3% of the outstanding shares of Common Stock.

11
None of the Company's directors or executive officers has pledged shares of the Common Stock as security.

Executive Compensation

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The Compensation Committee is responsible for establishing and implementing the Company's executive compensation philosophy and for ensuring that the total compensation paid to the Company's executive officers and other executives is fair and competitive and motivates high performance.

The Company's executive compensation philosophy is to provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes needed by the Company. The compensation program is intended to provide appropriate incentives toward achieving the Company's annual and long term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit the Company and its stockholders and to create an identity of interests between our executives and our stockholders.

Summary of Compensation Program

Salary and annual and long term incentive opportunities make up the vast majority of our executive compensation. The Compensation Committee, with advice from its compensation consultant and recommendations from the Chief Executive Officer, establishes salary levels and incentive targets generally close to the median range for compensation for our peer group and for general industry executive compensation at companies of comparable size. Executive officers earn annual incentive and long term incentive awards based on achievement of performance goals, which we establish to support our annual and longer-term financial and strategic goals. Because annual and long term incentives make up a significant portion of each executive officer's total compensation, starting in 2008 the program is designed to provide above-median pay when our target goals are exceeded, pay close to the median range when target goals are met, and provide below-median pay when target goals are not met.

Throughout this Proxy Statement, the individuals included in the Summary Compensation Table below are referred to as the "named executive officers."

Executive
Compensation

New Executive Compensation Program for 2008; Role of Committee Consultant

In November 2006, the Compensation Committee engaged Frederic W. Cook & Co., Inc., a compensation consulting firm, to review the Company's existing executive compensation practices and programs with respect to the competitiveness of the Company's executive compensation and the alignment of annual and long-term incentive compensation with Company objectives, and to make recommendations for changes in those practices and programs. With the Compensation Committee's consent, the Company also engaged Cook to review compensation programs for specified groups of non-executive employees during 2007, but that engagement has been completed. Cook provided analysis and recommendations to assist the Compensation Committee's decisions. During 2007, Cook advised the Compensation Committee on the selection of peer companies, worked with the Company's management and the Compensation Committee on reviewing the Company's executive compensation philosophy and objectives and developing revisions to the Company's executive compensation programs in support of those objectives, provided the Compensation Committee with comparative industry trends and peer group data regarding salary, annual incentive and long term incentive compensation levels for the Company's executive officers and other key executives, and recommended pay level changes.

Role of CEO and Management in Compensation Decisions

The Chief Executive Officer attends Compensation Committee meetings, except executive sessions. Other executive officers and compensation professionals may attend portions of meetings as requested by the Compensation Committee. The Chief Executive Officer of the Company submits salary and bonus recommendations to the Compensation Committee for the other executive officers as well as for the other executives whose compensation is set by the Compensation Committee and recommendations for equity awards for all employees. Those recommendations are based in turn on recommendations received by the Chief Executive Officer from other executives for the employees who report to those executives. Following a review of those recommendations, the Compensation Committee approves compensation decisions with such modifications to the Chief Executive Officer's recommendations as the Compensation Committee considers appropriate.

The Company's senior management team, including the named executive officers, developed the Company-wide goals that were established for the 2007 cash bonus program, as set forth below, and determined the extent to which each of those goals was achieved after the end of 2007. The Company-wide goals that have been established for the 2008 cash bonus program, for the 2008 long term incentive program and for the Performance-Based Compensation Program for 2007 and 2008, all of which are described below, were recommended by the Chief Executive Officer, after consulting with the Chief Financial Officer and the Vice President—People and Performance, and were approved by the Compensation Committee.

The new executive compensation program was developed and approved by the Compensation Committee with advice and support from Cook after consulting with the Chief Executive Officer and the Company's compensation and legal professionals.

Use of Peer Group Data

In early 2007 the Compensation Committee approved a peer group that has been used as a factor in setting executive compensation levels and programs since then. The peer group was developed based on recommendations from Cook and from the Company's management and comprises public companies in packaging and related industries that are comparable based on sales, total assets, numbers of employees and market capitalization. The peer companies include:

Aptar Group Inc.	Pactiv Corporation
Avery Dennison	Rexam PLC
Corporation	Silgan Holdings Inc.
Ball Corporation	Sonoco Products
Bemis Company, Inc.	Company
Crown Holdings, Inc.	Spartech Corporation
MeadWestvaco
Corporation

The Compensation Committee considers comparative executive compensation levels and practices based on information from the peer companies as well as other survey data provided by Cook related to general industry executive compensation at companies of comparable size. The Compensation Committee relies primarily on general industry data for

Executive
Compensation

executive positions where publicly-reported compensation information for equivalent positions at peer companies may be limited or unavailable.

Although prior to 2007 the Compensation Committee had not set compensation levels at any specific level as compared to compensation levels at other companies, with respect to compensation decisions made in 2007, the Compensation Committee approved increases in salaries and cash bonus objectives for the named executive officers that were larger than in prior years in order to bring those compensation levels closer to the market range. Starting in early 2008, the Compensation Committee adopted the approach of establishing each element of compensation for the named executive officers, comprising base salary, annual cash bonus targets and long term incentive compensation targets, close to the median range for persons with similar positions based on data from the peer companies and other general industry data, as discussed further below. Since each element of compensation for each named executive officer was mainly set by reference to levels at other companies, the Compensation Committee did not set any fixed relationship between the compensation of the Chief Executive Officer and that of any other named executive officer.

Components of Compensation

For 2007, the elements of total compensation paid by the Company to its executive officers, including the named executive officers, consisted of the following:

•
salaries;

•
annual incentive compensation in the form of annual cash bonuses tied to performance;

•
long term incentive compensation, comprising awards of restricted stock or restricted stock units under the Company's 2005 Contingent Stock Plan (which replaced the 1998 Contingent Stock Plan upon approval of the 2005 Contingent Stock Plan at the 2005 annual meeting);

•
benefits under our retirement and health and welfare programs; and

•
perquisites and other personal benefits.

For 2008, the Compensation Committee approved changes to our executive compensation programs to provide that the elements of total compensation to be paid by the Company to its executive officers, including the named executive officers, will consist of the following:

•
salaries;

•
annual incentive compensation in the form of annual cash bonuses tied to performance with a stock leverage opportunity available at the election of the officer;

•
long term incentive compensation, principally comprising awards of performance share units under the Company's 2005 Contingent Stock Plan;

•
benefits under our retirement and health and welfare programs; and

•
perquisites and other personal benefits.

The stock leverage opportunity and the performance share unit awards are subject to approval of amendments to the 2005 Contingent Stock Plan by the Company's stockholders at the Annual Meeting; see "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation" below.

Salaries

In early 2007, we established the relative base salary levels for our executive officers to reflect each executive officer's scope of responsibility and accountability within the Company and to be part of a competitive total compensation package. Salary levels also reflected performance, which met expectations for all named executive officers. As noted above, salary increases in the first quarter of 2007 for the named executive officers were larger than in prior years in order to bring their compensation levels closer to market ranges based on peer group and survey data provided by Cook. Accordingly, the U.S.-based named executive officers received salary increases of approximately 14% to 15%, and Mr. Demeautis received a salary increase of slightly below 6%.

Starting in early 2008, under the new executive compensation program, the Compensation Committee established target salary levels for executive officers primarily based on consideration of the median range for the peer companies and other industrial companies in the United States for officers with comparable roles and responsibilities, while also considering country-specific guidelines for compensation increases and performance, which were more significant factors for those whose salary was within or near the median range. Effective March 1, 2008, Mr. Hickey's salary was set at $650,000, a 13% increase, and Mr. Kelsey's salary was set at $450,000, a 12.5%

Executive
Compensation

increase, since their 2007 salaries had been below the median range for their positions. The 2007 salary levels of the other three named executive officers were within or close to the median range for their positions, resulting in a March 1, 2008 salary increase to $394,000, or 3.7%, for Mr. Crosier, to $415,000, or 3.75%, for Mr. Pesci, and to $386,819, or 3.3%, for Mr. Demeautis. All named executive officers met performance expectations for their respective positions. The United States guideline for salary increases for employees who met performance expectations was based on an overall salary increase budget of 3.5%, and the corresponding French guideline that applied to Mr. Demeautis was 3.3%. Mr. Demeautis's salary is converted from euros; see note 4 to the Summary Compensation Table below.

Annual Incentive Compensation

2007 Cash Bonus Program:    A significant portion of each executive officer's total annual compensation opportunity for 2007 was made in the form of a target cash bonus objective. In early 2007, for the Chief Executive Officer, the target cash bonus objective was set at 100% of annual base salary, for the Senior Vice Presidents in the range of 55% to 60% of annual base salary, and for the other executive officers in the range of approximately 27% to 35% of annual base salary, depending on the level of responsibility of the officer. We provided the Chief Executive Officer with a greater cash bonus objective because he had a greater opportunity to directly impact our performance. The percentages of salary represented by the target cash bonus objectives for the other named executive officers were set at or close to the market range. In early 2008, for the Chief Executive Officer and the other executive officers who head a business unit or corporate function and report directly to him, we determined the amount of the 2007 annual cash bonus earned by reviewing the extent to which we attained a number of Company-wide goals established early in 2007 in the following areas:

Company-wide Goals Established in 2007	Results

Financial Goals*:
Diluted earnings per share of at least $1.65 per share	Achieved ($1.65 per share)
Net operating profit after tax (NOPAT) at or above $389 million	Did not achieve ($386 million)
Company return on assets at or above 10.0% (based on NOPAT)	Did not achieve (8.8%)
Inventory days on hand of no more than 68 days	Did not achieve (75 days)
Total overhead expenses below target	Did not achieve
Headcount at or below 18,500, excluding acquisitions	Achieved
Safety Goal:
Improve safety record (total recordable incident rate, or TRIR) to 1.65 or below	Achieved (TRIR was 1.38)
Develop People and Careers Goals:
Achieve goals related to performance culture, succession planning and diversity	Achieved
Performance Improvement and Corporate Responsibility Goals:
Achieve 5% improvement in manufacturing quality from 2006 level	Achieved
Meet targets for commercialization of new products	Achieved
Improve profitability of key product line	Improved but did not achieve full objective
Achieve 2007 goals for global manufacturing strategy	Achieved
Establish North American customer service center on schedule	Achieved
Increase percentage of raw materials converted to saleable product	Improved but did not achieve full objective
Participate in UN Millennium Group and World Economic Forum project to reduce world hunger, particularly in Africa	Achieved

*  Financial goals were measured excluding charges related to the implementation of the Company's global manufacturing strategy, restructuring and other special items during 2007. These goals are not presented in accordance with U.S. Generally Accepted Accounting Principles. The goal for diluted earnings per share was adjusted for the Stock Split.

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Compensation

Also, Mr. Kelsey and Mr. Crosier, who headed corporate functions, had additional departmental goals, and Mr. Pesci and Mr. Demeautis, who headed business units, had additional business unit goals. Those goals were based on the contribution of the relevant function or business unit to the Company-wide goals.

We selected these goals because we believed that they collectively best indicated successful management of our business given the current operational, cost and competitive challenges facing our business. The goals were established at levels that were expected to be challenging but achievable.

The goals were not given specific weightings when reaching the determination as to the level of overall attainment. Rather, the Chief Executive Officer and the Compensation Committee exercised their respective judgments after reviewing all of the results in reaching that determination. With respect to determination of whether function and business unit goals had been met, discretion was exercised by the Chief Executive Officer in making recommendations to the Compensation Committee with respect to the other executive officers and was exercised by the Compensation Committee in making determinations regarding annual bonus awards to all executive officers.

In view of the achievement of the diluted earnings per share goal and a number of the other goals noted above, but the incomplete progress made on some of the other Company-wide goals, the Chief Executive Officer recommended and the Compensation Committee agreed to award 2007 cash bonuses at 93% of objective based on the extent of achievement of Company-wide goals. In addition, in determining 2007 cash bonuses, additional department goals were considered for Mr. Kelsey and Mr. Crosier and additional business unit goals were considered for Mr. Pesci and Mr. Demeautis. Mr. Kelsey's finance department met its goals, resulting in his 2007 cash bonus being paid at 93% of the target. Mr. Crosier's department, which is responsible for global manufacturing and supply chain, was largely responsible for achievement of a Company record for safety in 2007, resulting in Mr. Crosier's 2007 cash bonus being paid at 94% of the target. Mr. Pesci heads the Company's protective packaging business unit, which achieved 99% of its operating profit objective for 2007 despite an unfavorable economic environment in the United States, resulting in Mr. Pesci's 2007 cash bonus being paid at 95% of the target. Mr. Demeautis heads the Company's food solutions business unit, which achieved strong sales growth during the year and introduced a number of new packaging formats, including the Company's first aseptic packaging format and two new case-ready packaging formats, resulting in Mr. Demeautis's 2007 cash bonus being paid at 97% of the target.

Mr. Hickey recommended to the Compensation Committee that his 2007 cash bonus be paid at only 80% of the target since the share price of the Common Stock was lower at the end of 2007 than at the start of the year and since the Company had failed to achieve all of the 2007 financial goals described above. The Compensation Committee approved Mr. Hickey's 2007 cash bonus based on his recommendation, although they felt that his performance met the Compensation Committee's expectations in light of the challenges facing the Company during 2007 from a slowing U.S. economy and record high prices for energy and resins during the latter part of the year.

2008 Cash Bonus and Stock Leverage Opportunity Program:    Under the new executive compensation program, a significant portion of each executive officer's total annual compensation opportunity will continue to be made in the form of a target cash bonus objective. The percentages of salary at which the target cash bonus objectives were established for 2008 were based on consideration of the median ranges established through peer group and survey data for each named executive officer. In 2008, for the Chief Executive Officer, the target cash bonus objective was set at 100% of annual base salary, for the Senior Vice Presidents in the range of 60% to 75% of annual base salary, and for the other executive officers in the range of 28% to 41% of annual base salary, depending on the role and responsibility of the officer. The Chief Executive Officer received the largest relative cash bonus objective compared with the other named executive officers, primarily reflecting the results of our review of compensation structure and levels for other chief executive officers, as well as the fact that he has a greater opportunity than any other executive officer to affect our performance.

The new annual incentive program is intended to drive high performance results based on clarity of and focus on the Company's strategic goals, with increased emphasis on performance and alignment of the interests of the executive officers with the Company's stockholders. The new program will provide the opportunity to earn a significantly higher annual bonus if target performance is exceeded but the risk of a

Executive
Compensation

significantly lower annual bonus, or even no bonus, if target performance is not achieved.

The new annual incentive program is based on a Company-wide annual bonus pool, which is the sum of cash bonus targets for bonus-eligible employees for the year. Company goals are established early in the performance year by the Compensation Committee. After the end of the year, the Compensation Committee will determine how much of the annual bonus pool has been earned based on achievement of Company goals. Achievement below the minimum threshold for a goal will result in no payment for that goal, and achievement above a maximum level will result in a maximum payment for that goal. The amount earned can be adjusted up or down 25% by the Compensation Committee at its discretion based on the quality of earnings or performance relative to the peer companies. At least 25% of the annual bonus pool will be available even if the Company goals have not been achieved in order to reward exceptional business unit or individual performance. Once the annual bonus pool has been determined, then it will be divided among business units and corporate departments based on success against goals for each of those groups. Individual performance may be considered in setting the amount of the annual bonus that is earned by individual employees, including each of the named executive officers.

The Company's executive officers also have the opportunity each year to designate a portion of their annual bonus to be received as equity awards under the 2005 Contingent Stock Plan, called stock leverage opportunity (SLO) awards. The portion to be denominated in SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned will be the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award. Once the amount of the annual bonus that has been earned has been determined following the end of the year, the cash portion will be paid out shortly thereafter, and the SLO award will be provided in the form of an award of restricted stock or restricted stock units under the 2005 Contingent Stock Plan with a two-year restriction period. Additional features of SLO awards are described below under "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—Background" and "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—New Plan Benefits." The SLO awards are subject to approval of the amended 2005 Contingent Stock Plan at the Annual Meeting.

While the Company does not consider the 2008 Company goals under the new annual incentive program to be necessary to an understanding of the policies and decisions regarding 2007 compensation for the named executive officers, information on the 2008 Company goals is included below under "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—New Plan Benefits."

For participants in the Performance-Based Compensation Program, including the named executive officers, 2008 goals established under that Program must also be met in order to receive a 2008 annual bonus; see "Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program" below.

Long Term Incentive Compensation

2007 Long Term Incentive Compensation Program:    Our long term incentive compensation program for executive officers in (and prior to) 2007 was based on our belief that stock ownership by our executive officers was a clear and direct way to align their interests with those of our stockholders. We therefore provided long term incentive compensation through occasional awards of restricted stock or restricted stock units under the 2005 Contingent Stock Plan.

The Compensation Committee made awards under the 2005 Contingent Stock Plan both to reward short-term performance with equity-based compensation and to motivate the recipient's long term performance. Except for awards to the Chief Executive Officer, which were generally made each year, awards under the Plan were not made on an annual or other regular timetable to an executive officer. Rather, the Compensation Committee regularly reviewed the stock ownership of executive officers and other executives and their performance and, when it deemed it appropriate, made awards under the Plan to reflect the contributions of those individuals to specific Company achievements and to provide motivation toward the achievement of additional strategic objectives. Awards generally were made to executive officers other than the Chief Executive Officer every two to three years at the Compensation Committee's discretion, in line with the three-year vesting period for awards. However, awards have been made to executive officers more or less frequently than every two to three years on occasion at the discretion of the Compensation Committee.

Executive
Compensation

Awards were made every year to the Chief Executive Officer because the Compensation Committee believes that his total compensation should be weighted more heavily than for other executive officers toward long term compensation based on equity ownership in the Company.

Awards made under the Plan include design features to focus the recipient on our longer-term performance and the impact that performance should have on our stock price while encouraging retention of our executive officers. Specifically, awards are subject to forfeiture for three years after they are granted, or such longer period as determined by the Compensation Committee, upon the termination of an employee's employment during the vesting period other than as a result of death or total disability. The risk of forfeiture terminates upon the occurrence of any of the events related to change of control of the Company that are specified in the Plan, although this provision has been amended subject to stockholder approval at the Annual Meeting. Awards made under this Plan may not be sold, transferred or encumbered by the employee while they are subject to forfeiture. Awards are expensed over the three-year vesting period.

During 2007, the Compensation Committee made awards of restricted stock under the 2005 Contingent Stock Plan to Messrs. Hickey, Crosier and Kelsey and an award of restricted stock units to Mr. Demeautis. Mr. Demeautis received restricted stock units rather than restricted stock because of the tax treatment of restricted stock in France, where he resides and is employed. Awards were made at the discretion of the Compensation Committee based on peer group and survey data and on the timing of prior awards.

2008 Long Term Incentive Compensation Program:    The new executive compensation program provides for annual awards of performance share units under the 2005 Contingent Stock Plan to the named executive officers as well as to other key executives of the Company. The new program is intended to align compensation more closely to Company performance while giving the executive officers the opportunity for exceptional value if performance targets are exceeded and while continuing to encourage the retention of our executive officers.

The performance share unit awards will provide for three-year performance periods with a targeted number of shares to be earned if performance during the period meets goals set during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned. Additional features of the performance share unit awards are described below under "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—Background" and "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—New Plan Benefits."

As a transitional step, in early 2008 the Compensation Committee approved a set of performance share unit awards with a two-year performance period and another set of performance share unit awards with a three-year performance period. The Compensation Committee intends only to make performance share unit awards with a three-year performance period in future years. The performance share unit award program is subject to approval of the amended 2005 Contingent Stock Plan at the Annual Meeting. Performance share unit awards are intended to meet the requirements of Internal Revenue Code Section 162(m), which is described below.

While the Company does not consider the goals established for the two-year and three-year performance periods that start in 2008 to be necessary to an understanding of the policies and decisions regarding 2007 compensation for the named executive officers, information on the goals for those performance periods is included below under "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—New Plan Benefits."

The Compensation Committee may continue to make awards of restricted stock or restricted stock units to executive officers of the Company from time to time at the Compensation Committee's discretion. In February 2008, the Compensation Committee awarded 4,000 shares of restricted stock under the 2005 Contingent Stock Plan to Mr. Kelsey in connection with adjusting his compensation closer to the market range as discussed above. This award qualified as performance-based compensation under the Performance-Based Compensation Program discussed below.

The Compensation Committee currently intends that its future awards of long term incentive compensation for the Company's executive officers will qualify as performance-based compensation under Section 162(m) and thus will be fully tax-deductible by the Company, although exceptions may be made in special circumstances such as recruitment of an executive officer or as a result of a business

Executive
Compensation

combination or acquisition. No such awards are planned currently.

Savings, Retirement and Health and Welfare Programs

Our named executive officers participate in the retirement programs available generally to employees in the countries in which they work. In the United States, our named executive officers (all except Mr. Demeautis) participate in two tax-qualified defined contribution retirement plans, the Profit-Sharing Plan of Sealed Air Corporation and the Sealed Air Corporation 401(k) Thrift Plan. We do not offer any non-qualified excess or supplemental benefit plans or deferred compensation plans to our named executive officers in the U.S.

Mr. Demeautis participates in the Sealed Air S.A.S. Participation, a mandatory tax-favored profit-sharing arrangement in which all employees of the Company's French subsidiary Sealed Air S.A.S. participate. A statutory formula determines the amount of the annual contribution and its allocation among employees. Employer contributions are invested in a fund managed by a bank independent of Sealed Air S.A.S. Amounts allocated to each employee cannot be accessed during employment (with limited exceptions) for five years after they are contributed.

Mr. Demeautis also is eligible for a retirement indemnity benefit that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement. This benefit is described under "Pension Benefits in 2007" below.

All of our named executive officers participate in the health, life insurance, disability benefits and other welfare programs that are provided generally to employees in the countries in which they work.

Perquisites and Other Personal Benefits

All of our named executive officers are provided with a Company-leased vehicle. For those in the United States who have a Company-leased vehicle, the Company pays them a fixed sum of $3,600 per year as partial reimbursement of the taxes applicable to the personal use of the vehicle. Employees in the United States who have a Company-leased vehicle are permitted to purchase the vehicle at the end of the lease term or upon retirement, if earlier, at a discount from the fair market value of the vehicle. Employees who leave the Company for any other reason are not generally eligible for this discount.

During 2007, the Company provided relocation benefits to Mr. Crosier, a resident of Massachusetts, in connection with his work assignment at the Company headquarters in New Jersey.

Employment and Severance Arrangements

We do not generally enter into employment agreements with executive officers or other employees except in countries outside the U.S. where such agreements are customary. However, in recent years, most exempt employees in the U.S. have been required to enter into a Non-Compete and Confidentiality Agreement with the Company at the time of hire. The Non-Compete and Confidentiality Agreement addresses the confidentiality of proprietary Company information and disclosure and assignment of inventions to the Company and includes a two-year post-employment non-compete obligation by the employee with payment to the employee of one to two months' salary as severance pay if his or her employment is terminated by the Company other than for gross misconduct. The Company, at its option, can release the employee from the non-compete obligations, in which case no severance payment would be made. When they were hired, Messrs. Kelsey and Crosier signed Non-Compete and Confidentiality Agreements and would be entitled to two months' severance pay if their employment were terminated by the Company under the circumstances specified in the Agreement. Neither Mr. Hickey nor Mr. Pesci has an employment agreement or other agreement providing for severance upon termination of his employment.

Mr. Demeautis signed an employment agreement at the time he was originally hired by the Company's predecessor in 1981, but that agreement did not provide for severance or other payments upon termination of his employment. However, the collective bargaining agreement that covers Mr. Demeautis and other management employees in France provides for a termination indemnity benefit to be paid to Mr. Demeautis upon the termination of his employment by the Company other than for gross misconduct.

The 2005 Contingent Stock Plan has a change of control provision that provides that awards made under the plan will vest upon a change of control event as defined in the plan. As of December 31, 2007, the named executive officers held unvested awards as specified in the table below entitled "Outstanding Equity Awards at 2007 Fiscal Year-End." All of those unvested shares would have vested upon the occurrence of such a change of control event on that date. The change in control provision of the 2005 Contingent Stock

Executive
Compensation

Plan has since been amended, subject to stockholder approval, as described under "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—Description of the Material Terms of the 2005 Contingent Stock Plan as Amended" below. Unvested awards also vest upon the death or permanent and total disability of the employee.

Executive Officer Stock Ownership Guidelines

In order to align the interests of directors, executive officers and stockholders, we believe that our directors and executive officers should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines during 2006 for directors and for executive officers and other key executives. The stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, are described above under "Director Compensation—Director Stock Ownership Guidelines." Executive officers are required to hold a multiple of their salary, where the multiple ranges from five for the Chief Executive Officer, to three for the Senior Vice Presidents and two for the other executive officers. Share equivalents held in the Profit-Sharing Plan and the 401(k) Thrift Plan are included, but unvested awards under the 2005 Contingent Stock Plan are excluded. Executive officers have five years from the later of the adoption of the stock ownership guidelines or their appointment as executive officers to reach the guidelines. Until the minimum stock ownership has been reached, executive officers are expected to retain all shares received as awards under the Company's equity compensation programs after payment of applicable taxes. Once the minimum stock ownership has been reached, executive officers are expected to retain half of any additional shares received as awards under the Company's equity compensation programs until retirement after payment of applicable taxes. The Compensation Committee can approve exceptions to the stock ownership guidelines for executive officers in the event of home purchase, higher education expenses, major illness, gifts or financial hardship. As of March 24, 2008, Messrs. Hickey and Pesci have met the guidelines, but Messrs. Kelsey, Crosier and Demeautis have not yet met the guidelines.

Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program

The Performance-Based Compensation Program of Sealed Air Corporation (the "Program") was approved most recently by the Company's stockholders at the 2005 annual meeting. Amendments were adopted by the Compensation Committee in early 2008 subject to approval by the Company's stockholders at the Annual Meeting. The Program as amended is described below under "Approval of the Amended Performance-Based Compensation Program of Sealed Air Corporation."

The objective of the program is to permit the Compensation Committee to make awards of restricted stock and restricted stock units under the Company's 2005 Contingent Stock Plan and to approve cash bonuses under the Company's cash bonus arrangements that are subject to the attainment of pre-established objective performance goals that meet the requirements of Section 162(m) of the Internal Revenue Code and are thus fully deductible as performance-based compensation even if compensation exceeds the $1 million limit of Section 162(m). Under the new executive compensation program, the Compensation Committee intends to rely on the Program for deductibility of annual cash bonuses and SLO awards, as well as for any other awards of restricted stock or restricted stock units that may be awarded to participating executive officers. However, long term incentive compensation will be made primarily in the form of performance share unit awards under the 2005 Contingent Stock Plan, which awards once earned are intended to qualify as performance-based compensation under the provisions of the 2005 Contingent Stock Plan rather than under the Program.

During the first 90 days of 2007, the Compensation Committee approved pre-established performance goals based upon calendar year 2007 performance for 2007 cash bonuses that would be paid in 2008 to Messrs. Hickey, Kelsey, Crosier, Pesci and Demeautis and several other executives and for stock awards that the Compensation Committee might make in 2008 under the 2005 Contingent Stock Plan to the same group of officers and executives. The goals and the achievement levels required to allow the Compensation Committee to approve bonuses and awards up to the limit provided in the Program were as follows:

•
2007 diluted earnings per share (adjusted as described below) of at least $1.65 per share (adjusted for the Stock Split);

Executive
Compensation

•
2007 operating expenses (as adjusted) less than 16% of 2007 net sales;

•
2007 net operating profit after tax (as adjusted) of at least $390 million;

•
2007 net income (as adjusted) above $309 million; and

•
2007 operating profit as a percentage of 2007 net sales above 12.3%.

Based on criteria established at the beginning of the performance period, the Compensation Committee adjusted the results on which performance achievements were based to eliminate the effects of specified items. The adjustments were intended to ensure that achievements represented the underlying performance of the core business. The categories of adjustments that were allowed related to restructuring charges, goodwill impairment, specified litigation-related costs, capital market transactions, sales of assets and specified information systems expenses.

During the first quarter of 2008, the Compensation Committee certified achievement of three of the goals that had been established for calendar year 2007, which were those related to 2007 diluted earnings per share, 2007 net operating profit after tax and 2007 net income, thereby permitting the Company to pay fully tax-deductible 2007 cash bonuses of up to $3.53 million to each of the participating executives and to make fully tax-deductible stock awards under the 2005 Contingent Stock Plan during 2008 in the amount of up to 322,000 shares to each of the participating executives. The Compensation Committee had the discretion to approve cash bonuses and stock awards lower than these maximum levels, including the possibility of making no stock awards to some or all of the executives. Since the objective of the Program is to ensure that these cash bonuses and stock awards are performance-based and thus tax-deductible, the amounts of 2007 cash bonuses were established at lower levels based on the processes and criteria discussed above under "Annual Incentive Compensation—2007 Cash Bonus Program."

During the first quarter of 2008, the Compensation Committee established similar goals under the Program for 2008 cash bonuses and related SLO awards, as described above under "Annual Incentive Compensation—2008 Cash Bonus and Stock Leverage Opportunity Program," as well as for any restricted stock or restricted stock units that the Compensation Committee may award to participants in 2009. While the Company does not consider the goals established under the Program for 2008 to be necessary to an understanding of the policies and decisions regarding 2007 compensation for the named executive officers, information on the 2008 goals is included below under "Approval of the Amended Performance-Based Compensation Program of Sealed Air Corporation—New Plan Benefits." All of the named executive officers, as well as several other executives of the Company, are participants in the Performance-Based Compensation Program for 2008.

The Compensation Committee's policy is to structure executive compensation to be deductible without limitation where doing so would further the purposes of the Company's executive compensation program. However, the Compensation Committee believes that the prudent exercise of discretion in determining compensation will generally be in the best interests of the Company and its stockholders. Accordingly, from time to time in the exercise of its discretion, the Compensation Committee may approve executive compensation that may not be fully deductible. During 2007, non-deductible compensation under Section 162(m) was minimal.

The Compensation Committee currently intends that its future awards of annual and long term incentive compensation for the Company's executive officers will qualify as performance-based compensation under Section 162(m) and thus will be fully tax-deductible by the Company, although exceptions may be made in special circumstances such as recruitment of an executive officer or as a result of a business combination or acquisition. No such awards are planned currently.

Recoupment Policy

In early 2008, the Compensation Committee adopted a policy requiring each executive officer to reimburse the Company for all or a portion of any annual or long term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a substantial restatement when, in the view of the Company's Board of Directors, the officer engaged in fraud or misconduct or recklessly or negligently failed to prevent the fraud or misconduct, that caused or significantly contributed to the need for the restatement and where no payment or award or a lower payment or award would have been made to the officer based on the restated results. In addition, the policy provides that the Company's Chief Executive Officer and Chief Financial Officer shall reimburse the Company for any compensation or profits from the sale of securities under Section 304 of the Sarbanes-Oxley Act of 2002. The policy will be incorporated into stock leverage opportunity award and performance share unit award documents.

Executive
Compensation

Timing of Award Grants

Through the end of 2007, the Chief Executive Officer reviewed recommendations for awards under the Company's 2005 Contingent Stock Plan from the executive officers and other executives who report to him and in turn made recommendations for such awards to the Compensation Committee at most of its meetings at various times during the year. Starting with the implementation of the new executive compensation programs in early 2008, awards of performance share units to be made to the Company's executive officers under the Company's 2005 Contingent Stock Plan will be made during the first 90 days of each year, either at the regularly-scheduled meeting held in February of each year or at a special meeting held later but during the first 90 days of the year if necessary to address any issues that were not addressed at the regular February meeting. In addition, SLO awards will be made no later than March 15 starting in 2009 to those executive officers who have elected to receive a portion of their annual bonus as an SLO award. To the extent that other awards of restricted stock or restricted stock units may be made to executive officers in the future, they will generally continue to be made at one of the meetings of the Compensation Committee.

Awards are generally effective on the date of the meeting at which they were approved. However, when an award is to be made to an executive officer who is traveling or otherwise not available to make the required filing regarding such award with the SEC on a timely basis, then at the meeting the award is given an effective date after the date of the meeting so that the filing can be made on a timely basis. Dates for Compensation Committee meetings are usually set during the prior year, and the timing of meetings and awards is unrelated to the release of material non-public information.

Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for 2007 and the Company's 2008 proxy statement.

Organization and Compensation Committee

Charles F. Farrell, Jr., Chair
Michael Chu
Jacqueline B. Kosecoff
William J. Marino

Summary Compensation Table

The following table includes information concerning 2007 compensation for the Company's Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Company during 2007 who served as such at the end of the year.

Name and Principal Position	Year	Salary ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation[2] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation[3] ($)	Total ($)

William V. Hickey President and Chief Executive Officer	2007 2006	$562,500 496,667	$1,444,558 889,208	$460,000 500,000	$0 0		$49,505 106,622	$2,516,563 1,992,497
David H. Kelsey Senior Vice President and Chief Financial Officer	2007 2006	391,667 347,833	482,843 462,250	223,200 215,000	0 0		46,195 57,890	1,143,905 1,082,973
David B. Crosier Senior Vice President	2007 2006	371,667 327,500	520,744 469,747	197,400 200,000	0 0		90,085 76,938	1,179,896 1,074,185
Robert A. Pesci Senior Vice President	2007 2006	391,667 347,833	314,450 186,621	228,000 215,000	0 0		40,173 56,016	974,290 805,470
Jean-Marie Demeautis[4] Vice President	2007	371,322	114,627	125,483	0	[5]	41,261	652,693
1
The amounts in the Stock Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year indicated in accordance with FAS 123

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Compensation

(revised) for awards under the 2005 Contingent Stock Plan and thus may include amounts for awards granted in and prior to the fiscal year. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 17, "Shareholders' Equity," of the Notes to the Company's consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC. These amounts generally reflect the Company's accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers. See the Grants of Plan-Based Awards in 2007 table below and note 1 to that table for information on awards made in 2007 and 2006.

2
The amount shown for each named executive officer in the Non-Equity Incentive Plan Compensation column is attributable to a cash bonus earned for performance during the year indicated and paid in the following year. The Company's 2007 cash bonus program is described above under "Compensation Discussion and Analysis—Annual Incentive Compensation—2007 Cash Bonus Program."

3
The amounts shown in the All Other Compensation column for 2007 are attributable to the following:

	Mr. Hickey	Mr. Kelsey	Mr. Crosier		Mr. Pesci	Mr. Demeautis

Dividends paid in 2007 on unvested awards*	$16,000	$ 3,000	$17,600		$ 0	$ 1,200
Personal use of Company-leased car**	9,655	19,131	22,743		16,323	35,404
Reimbursement of taxes for use of Company-leased car	3,600	3,600	3,600		3,600	—
Company contribution to Profit-Sharing Plan	13,500	13,500	13,500		13,500	—
Company matching contributions to 401(k) Thrift Plan	6,750	6,964	6,600		6,750	—
Relocation benefits	—	—	26,042	***	—	—
Company contribution to Sealed Air S.A.S. Participation for 2006 (made in 2007)‡	—	—	—		—	4,657
Total	$49,505	$46,195	$90,085		$40,173	$41,261
*
Includes only awards made before 2006 under the 1998 Contingent Stock Plan or the 2005 Contingent Stock Plan. The Company began paying quarterly cash dividends during the first quarter of 2006, so the value of dividends paid on awards made in 2006 and 2007 was factored into the grant date fair value of such awards included in the Stock Awards column.

**
The amounts shown for the cost to the Company of each of the Company-leased cars include the costs of the lease, maintenance, fuel and insurance coverage.

***
Includes tax gross-up of $8,706.

‡
Since Mr. Demeautis is an employee of one of the Company's French subsidiaries, he does not participate in the U.S. Profit-Sharing Plan or the 401(k) Thrift Plan but does participate in the Sealed Air S.A.S. Participation, which is described under "Compensation Discussion and Analysis—Savings, Retirement and Health and Welfare Programs" above.

4
Mr. Demeautis was not a named executive officer in the Company's proxy statement for the 2007 annual meeting, so compensation data for him for 2006 are not included. For Mr. Demeautis, all amounts in the Summary Compensation Table other than the amount in the Stock Award column and dividends paid in 2007 on unvested awards in the All Other Compensation column, as well as all dollar amounts of compensation noted elsewhere in this proxy statement for Mr. Demeautis except for the value of shares of Common Stock, equity awards and dividends, represent data converted from euros at the average exchange rate during 2007 of 1.36168 dollars per euro.

Executive
Compensation

5
Mr. Demeautis is the only named executive officer with a pension benefit. The actuarial present value of his accumulated benefit at December 31, 2007 was lower by $24,934 than the actuarial present value of his accumulated benefit at December 31, 2006.

Grants of Plan-Based Awards in 2007

The following table sets forth additional information concerning stock awards granted during 2007 under the 2005 Contingent Stock Plan and non-equity incentive plan award targets for the named executive officers under the Company's cash bonus program for 2007.

Name	Grant Date	Date of Committee Action	Estimated Possible Payout Under Non- equity Incentive Plan Awards Target[1] ($)	All Other Stock Awards: Number of Shares of Common Stock[2] (#)	Grant Date Fair Value of Stock Awards[3] ($)

William V. Hickey	2/16/2007 5/17/2007		$575,000	60,000	$1,983,000
David H. Kelsey	2/16/2007 4/12/2007		240,000	16,000	512,320
David B. Crosier	2/16/2007 4/12/2007		210,000	16,000	512,320
Robert A. Pesci	2/16/2007 NA		240,000
Jean-Marie Demeautis	2/16/2007 5/7/2007	4/12/2007[4]	129,360	12,000	393,600
1
This column shows the 2007 cash bonus objective established in early 2007 for each of the named executive officers under the Company's 2007 cash bonus program, described above under "Compensation Discussion and Analysis—Annual Incentive Compensation—2007 Cash Bonus Program."

2
This column shows the numbers of shares of restricted stock awarded to the named executive officers other than Mr. Demeautis on the grant date in 2007 shown in the Grant Date column. For Mr. Demeautis, this column shows the number of restricted stock units awarded on the grant date in 2007 shown in the Grant Date column. All awards were made under the 2005 Contingent Stock Plan described above under "Compensation Discussion and Analysis—Long Term Incentive Compensation—2007 Long Term Incentive Compensation Program." All awards vest three years after the grant date. During the vesting period, holders of unvested shares of restricted stock (but not holders of unvested restricted stock units) are entitled to receive dividends on the same basis as dividends are paid to other stockholders and are entitled to vote the unvested shares. During 2006, the following awards of shares of restricted stock were made under the 2005 Contingent Stock Plan to the named executive officers (as adjusted for the Stock Split): Mr. Hickey—60,000 shares; Mr. Kelsey—30,000 shares; and Mr. Pesci—30,000 shares.

3
This column shows the full grant date fair value of stock awards awarded in 2007 computed in accordance with FAS 123(revised). Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award's vesting period and is based on the closing price of the Company's Common Stock on the grant date. The value of dividends was factored into the grant date fair value for these awards.

4
The grant date of this award was later than the date of Compensation Committee approval to allow the required SEC filing regarding such award to be made on a timely basis; see "Compensation Discussion and Analysis—Timing of Award Grants" above.

Executive
Compensation

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table shows outstanding stock awards under the 1998 Contingent Stock Plan and the 2005 Contingent Stock Plan for the named executive officers as of December 31, 2007, as adjusted for the Stock Split.

Name	Number of Shares or Units of Common Stock That Have Not Vested (#)	Market Value of Shares or Units of Common Stock That Have Not Vested[1] ($)
William V. Hickey	160,000	$3,702,400
David H. Kelsey	46,000	1,064,440
David B. Crosier	48,000	1,110,720
Robert A. Pesci	30,000	694,200
Jean-Marie Demeautis	12,000	277,680

1
Based on the closing price of our Common Stock on December 31, 2007 of $23.14 per share as reported on the NYSE.

Shares vest as follows:

•
Mr. Hickey: 40,000 shares vested on February 16, 2008, 60,000 shares vest on December 14, 2009 and 60,000 shares vest on May 17, 2010

•
Mr. Kelsey: 30,000 shares vest on April 6, 2009 and 16,000 shares vest on April 12, 2010

•
Mr. Crosier: 32,000 shares vest on August 9, 2008 and 16,000 shares vest on April 12, 2010

•
Mr. Pesci: 30,000 shares vest on December 14, 2009

•
Mr. Demeautis: 12,000 units vest on May 7, 2010

Stock Vested in 2007

The following table shows the number of shares acquired by the named executive officers on vesting of stock awards during 2007 as adjusted for the Stock Split, as well as the value of the shares realized upon vesting, in both cases before payment of any applicable withholding taxes. All shares shown in the table were awarded under the 1998 Contingent Stock Plan.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William V. Hickey	50,000	$1,599,500
David H. Kelsey	30,000	941,100
David B. Crosier	24,000	577,920
Robert A. Pesci	NA
Jean-Marie Demeautis	6,000	149,820

The value is based on the closing price of Common Stock on the vesting date after deducting the purchase price of $0.50 per share under the 1998 Contingent Stock Plan. In all cases except for Mr. Demeautis, the Company withheld a portion of the vested shares to cover withholding taxes due upon vesting of the shares.

Executive
Compensation

Pension Benefits in 2007

The only named executive officer who has a pension benefit provided by the Company is Mr. Demeautis. The table below shows information regarding his 2007 pension benefit.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Jean-Marie Demeautis	Retirement indemnity	26.5	$396,330	$0

Mr. Demeautis is eligible for a retirement indemnity that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement. The retirement indemnity provides for a lump sum payment at retirement in the amount of 15 months of compensation, where the monthly compensation is based on the average monthly cash compensation (salary plus bonus payments) during the final 12 months of employment. The normal retirement age is 65, but the retirement indemnity is available starting at age 60 with at least 40 years of employment. Mr. Demeautis would not have been eligible to receive a retirement indemnity if he had retired on December 31, 2007, as he did not then meet the minimum age and service levels to receive the retirement indemnity.

The present value of Mr. Demeautis's accumulated benefit at December 31, 2007 was calculated assuming a discount rate of 5.42%. Other relevant assumptions, including the calculation methodology, were as prescribed by the French Government.

Nonqualified Defined Contribution and Other Deferred Compensation Plans

None of the named executive officers participates in a nonqualified defined contribution or nonqualified deferred compensation plan.

Employment Contracts and Payments Upon Termination or Change in Control

The only programs that provide for payments and benefits upon termination (other than programs available generally to salaried employees) for employees in the United States are the Non-Compete and Confidentiality Agreements described above under "Compensation Discussion and Analysis—Employment and Severance Arrangements" and the Company-leased car program described above under "Compensation Discussion and Analysis—Perquisites and Other Personal Benefits." These programs were adopted without consideration of how they fit into the Company's overall compensation objectives, and the amount of compensation under each of the programs is modest. Under the Non-Compete and Confidentiality Agreements signed by Messrs. Kelsey and Crosier, they would have been entitled to two months of salary following termination if the Company had terminated their employment on December 31, 2007 other than for gross misconduct, in consideration for their agreement not to compete during the two-year period following termination of employment. The Company has no severance pay program or arrangement applicable to Messrs. Hickey or Pesci. The Company generally permits a retiring employee in the U.S. who had the use of a Company-leased car while employed to purchase the car at a discount to fair market value. Employees who leave employment for any other reason are not generally eligible for this benefit. This benefit is not provided to employees of Sealed Air S.A.S, including Mr. Demeautis.

Mr. Demeautis is eligible for a termination indemnity that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement. The termination indemnity would be paid upon termination by his employer other than for gross misconduct. It would not be paid if he were to voluntarily resign, retire or die while employed. If he were to become disabled while employed, his employer could either terminate his employment and pay the termination indemnity or permit him to remain employed until he was eligible for retirement. In the latter case, during the remainder of his employment, he would receive Social Security benefits from the French government, supplemented modestly by his employer for the first 90 days, and then at retirement he would receive the retirement indemnity described above under "Pension Benefits in 2007."

As of December 31, 2007, the 1998 Contingent Stock Plan and the 2005 Contingent Stock Plan were the only programs that provided for benefits upon change in

Executive
Compensation

control. These change in control provisions were established separately from and without consideration of other elements of executive compensation. At that date, both plans had change of control provisions that provided that awards made under those plans would vest upon a change in control event as defined in each plan. Also, the plans provided the same benefits upon death or disability of the participants. As of December 31, 2007, the named executive officers held unvested awards as specified in the table above entitled "Outstanding Equity Awards at 2007 Fiscal Year-End." All of those awards would have vested upon a change in control or the death or disability of the employee as of that date. In February 2008, the change in control provision of the 2005 Contingent Stock Plan was amended (subject to stockholder approval at the Annual Meeting) to provide that vesting of unvested awards would occur only upon the termination of employment of the participant within the two-year period following the change in control event either by the Company without cause or by the participant for good reason.

The tables below show the dollar value of payments and benefits to which each of the named executive officers would have been entitled under the plans and arrangements described above if his employment had terminated for each of the listed reasons as of December 31, 2007.

Termination Provisions Summary

Name		Severance			Bonus for year of termination[1]		Vesting of restricted stock/units		Discount on car purchase

William V. Hickey	Voluntary Resignation Involuntary for Gross Misconduct All Other Involuntary Death or Disability Retirement Change in Control		— — — — — —		$	— — — 460,000 460,000 —	$	— — — 3,702,400 — 3,702,400	$	— — — — 19,285 —
David H. Kelsey	Voluntary Resignation Involuntary for Gross Misconduct All Other Involuntary Death or Disability Retirement Change in Control	$	— — 66,667 — — —			— — — 223,200 223,200 —		— — — 1,064,440 — 1,064,440		— — — — 9,590 —
David B. Crosier	Voluntary Resignation Involuntary for Gross Misconduct All Other Involuntary Death or Disability Retirement Change in Control		— — 63,333 — — —			— — — 197,400 197,400 —		— — — 1,110,720 — 1,110,720		— — — — 9,660 —
Robert A. Pesci	Voluntary Resignation Involuntary for Gross Misconduct All Other Involuntary Death or Disability Retirement Change in Control		— — — — — —			— — — 228,000 228,000 —		— — — 694,200 — 694,200		— — — — 18,900 —
Jean-Marie Demeautis	Voluntary Resignation Involuntary for Gross Misconduct All Other Involuntary Death or Disability Retirement Change in Control		— — 428,571 428,571 — —	[2]		125,483 — 125,483 125,483 125,483 —		— — — 277,680 — 277,680		— — — — — —

Executive
Compensation

1
For 2007, the Company's usual practice for employees in the United States was to pay an annual cash bonus in the event of termination of employment as of the end of the year due to death, disability or retirement and not to pay an annual cash bonus in the case of involuntary termination due to gross misconduct. With respect to a voluntary resignation or other involuntary termination, the payment of an annual cash bonus is discretionary depending on the circumstances. The payments shown for Mr. Demeautis represent the usual practice for executive employees in France. The amounts shown in this column are based on the cash bonus for 2007 actually awarded following the end of the year and after determination of the achievement of performance goals described above. This may not represent the amount that would have been awarded if the named executive officer had terminated employment at the end of 2007 for one of the reasons indicated.

2
This is the amount that would be paid to Mr. Demeautis if he had become disabled and his employer had elected to terminate his employment on December 31, 2007. If he had died on December 31, 2007, his family or estate would have been entitled only to the life insurance benefits generally provided to salaried employees of Sealed Air S.A.S.

The benefits described or referenced above are in addition to benefits available generally to salaried employees of the Company upon termination of employment, such as, for employees in the United States, distributions under the Sealed Air Corporation 401(k) Thrift Plan and the Profit-Sharing Plan of Sealed Air Corporation, non-subsidized retiree medical benefits, disability benefits and accrued vacation pay and, for Mr. Demeautis, benefits under the Sealed Air S.A.S. Participation and other generally available health and welfare benefits for employees of Sealed Air S.A.S.

Certain
Relationships
and Related
Person
Transactions

Under the Audit Committee charter, the Audit Committee has the responsibility to review and, if appropriate, approve conflicts of interest or potential conflicts of interest involving senior financial executives of the Company and to act, or recommend Board action, on any other violations or potential violations of the Company's Code of Conduct by executive officers of the Company. Under the Company's Code of Conduct, the Board reviews any relationships or transactions that might constitute a conflict of interest for a director.

On February 16, 2007, the Board adopted its Related-Person Transactions Policy and Procedures. This Related-Person Policy is in writing and is posted on the Company's web site at www.sealedair.com. The Related-Person Policy provides for the review of all relationships and transactions in which the Company and any of its executive officers and directors or their immediate family members are participants to determine whether to approve or ratify such relationships or transactions, as well as whether such relationships or transactions might affect a director's independence or must be disclosed in the Company's proxy statement. All such transactions or relationships are covered if the aggregate amount may exceed $100,000 in a calendar year and the person involved has a direct or indirect interest other than solely as a director or a less than 10 percent beneficial ownership interest in another entity. The Related-Person Policy includes a list of pre-approved relationships and transactions. Determinations whether to approve or ratify any other relationship or transaction are based on the terms of the transaction, the importance of the relationship or transaction to the Company, whether the relationship or transaction could impair the independence of a non-employee director, or whether the relationship or transaction would present an improper conflict of interest for any director or executive officer of the Company, among other factors. Information on relationships and transactions is requested in connection with annual questionnaires completed by each of the Company's executive officers and directors.

The Nominating and Corporate Governance Committee has the responsibility to review and, if appropriate, approve or ratify all relationships and transactions under the Related-Person Policy, although the Board has delegated to the chair of the Nominating and Corporate Governance Committee and to the Chief Executive Officer of the Company the authority to approve or ratify specified transactions. For potential conflicts of interest involving an executive officer of the Company, the chair of the Nominating and Corporate Governance Committee and the chair of the Audit Committee can agree that only one of those Committees will address the matter. No director can participate in any discussion or approval of a relationship or transaction involving himself or herself (or one of his or her immediate family members).

The transactions described above under "Corporate Governance—Independence of Directors" were ratified in accordance with the Related-Person Policy.

Equity
Compensation
Plan Information

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 with respect to shares of common stock that may be issued under the 2005 Contingent Stock Plan of Sealed Air Corporation and the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders[1]	166,960	(1)	3,481,178
Equity compensation plans not approved by stockholders	—	—	—

Total	166,960		3,481,178

1
Consists of the 2005 Contingent Stock Plan of Sealed Air Corporation and the 2002 Stock Plan for Non-Employee Directors. Column (a) includes 120,350 restricted stock shares and restricted stock units awarded under the 2005 Contingent Stock Plan but not yet issued as of December 31, 2007, as well as 46,610 deferred stock units held by non-employee directors. There is no exercise price for shares or units awarded under the 2005 Contingent Stock Plan. The exercise price for deferred stock units held by non-employee directors is $0.10 per share, all of which had been paid to the Company prior to December 31, 2007. As of December 31, 2007 there were 3,365,000 shares available under the 2005 Contingent Stock Plan and 116,178 shares available under the Directors Stock Plan.

Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation

In connection with the new executive compensation programs discussed above under "Executive Compensation—Compensation Discussion and Analysis," during the first quarter of 2008, the Compensation Committee and the Board of Directors approved amendments to the 2005 Contingent Stock Plan, subject to approval of the amended 2005 Contingent Stock Plan by the stockholders of the Company at the Annual Meeting. The Compensation Committee also approved awards under the 2005 Contingent Stock Plan that are subject to approval of the amended 2005 Contingent Stock Plan at the Annual Meeting, as described below.

Background
On May 20, 2005, the Company's stockholders approved the 2005 Contingent Stock Plan of Sealed Air Corporation (the "2005 Contingent Stock Plan"). The 2005 Contingent Stock Plan provides for awards of equity-based compensation, including restricted stock, restricted stock units, performance share units and cash awards measured by share price, to executive officers and other key employees of the Company and its subsidiaries, as well as to U.S.-based key consultants to the Company. The 2005 Contingent Stock Plan is intended to provide and has provided an incentive to permit those officers, employees and consultants responsible for the Company's growth to share directly in that growth, to motivate them by means of appropriate incentives to achieve the Company's long-range goals, and to further the identity of their interests with those of the stockholders of the Company.

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

The Compensation Committee and the Board of Directors wish to continue the operation of the 2005 Contingent Stock Plan by authorizing additional shares of Common Stock for awards under the 2005 Contingent Stock Plan and making other amendments to the 2005 Contingent Stock Plan that will accommodate awards to be made under the new executive compensation program. Under the new executive compensation program, the Company intends to grant SLO awards (as part of the Company's annual incentive plan) and annual performance share unit awards (as part of the Company's long term incentive program) to the Company's executive officers and a small number of other key executives. Other employees of the Company will continue to be eligible to receive awards of restricted stock, restricted stock units and cash awards consistent with past practice as long term incentive compensation. The Company's executive officers and other key executives may also receive awards of restricted stock or restricted stock units from time to time. The new awards are as follows:

  Stock Leverage Opportunity (SLO) Awards:    As part of the new annual incentive plan approved by the Compensation Committee on February 19, 2008, prior to the start of each performance year, each of the Company's executive officers and other key executives will be eligible to elect to receive all or a portion of their annual cash bonus for that year, in increments of 25% of the annual bonus, as an award of restricted stock or restricted stock units under the 2005 Contingent Stock Plan in lieu of cash. The portion provided as an equity award may be given a premium to be determined by the Compensation Committee each year and will be rounded up to the nearest whole share. The stock price used in the calculation of the number of shares will be the closing sale price of the Company's Common Stock on the New York Stock Exchange on the first trading day of the performance year. The award will be granted following the end of the performance year and after determination by the Compensation Committee of the amount of the annual bonus award for each executive officer who has elected to take all or a portion of his or her annual bonus as an equity award, but no later than the March 15 following the end of the performance year. The equity award will be made in the form of an award of restricted stock or restricted stock units that will vest on the second anniversary of the grant date or earlier in the event of death, disability or retirement from employment with the Company, and the shares subject to the award will not be transferable by the recipient until the later of vesting or the second anniversary of the grant date. Retirement for the purpose of SLO awards and the performance share unit awards described below means termination of employment after five or more years of employment and with years of employment plus age equal to 70 or more, except termination for cause. If the recipient ceases to be employed by the Company prior to vesting, then the shares will be forfeited, except for certain circumstances following a change in control as described below. The award will be made in the form of restricted stock unless the award would be taxable to the recipient prior to the shares becoming transferable by the recipient, in which case the award will be made in the form of restricted stock units.

  Performance Share Unit Awards.    As part of the new long term incentive program approved by the Compensation Committee on February 19, 2008, during the first 90 days of each year starting in 2008, the Compensation Committee intends to approve performance share unit awards for the executive officers and other selected key executives, which will include for each officer or executive a target number of shares and performance goals and measures that will determine the amount of the target award that is earned following the end of the performance period. In connection with the start of the program in 2008, the Compensation Committee has approved awards with a two-year performance period as well as awards with a three-year performance period, but the Compensation Committee intends to make only awards with a three-year performance period in future years. Officers and executives who terminate employment during the performance period will forfeit any unearned awards, except for terminations due to death, disability or retirement. In the case of death, disability or retirement, the officer or executive will receive a pro rata share of the amount of the award that is earned following the end of the performance period based on the

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

achievement of the performance goals during the performance period, where the pro rata share is based on the portion of the performance period that has elapsed prior to termination of employment.

Since the adoption of the 2005 Contingent Stock Plan, the number of shares of Common Stock subject to awards made under the 2005 Contingent Stock Plan as a percentage of the number of shares outstanding has averaged approximately 0.4% per year. With the new executive compensation programs starting in 2008, the Company expects that the number of additional outstanding shares of Common Stock attributable to awards under the 2005 Contingent Stock Plan each year will become more variable from year to year, with the number ranging from below the current level of approximately 0.4% to as high as approximately 0.8% of the number of shares outstanding per year, with the higher end of the range being reached with respect to years in which the Company achieves its annual and long term incentive compensation goals.

Description of the Material Terms of the 2005 Contingent Stock Plan as Amended

The amended 2005 Contingent Stock Plan is set forth in Annex D, which is incorporated herein by reference. The principal provisions of the amended 2005 Contingent Stock Plan are summarized below, with the amendments noted:

Administration.    The 2005 Contingent Stock Plan is administered by the Compensation Committee, which comprises at least three non-employee directors, none of whom may receive any awards under the 2005 Contingent Stock Plan. The Compensation Committee selects participants to receive awards and determines the time, types and sizes of awards to be granted and the terms and conditions of awards. The Compensation Committee may also condition awards under the 2005 Contingent Stock Plan upon achievement of performance measures under any other plan adopted by the Company, including the Performance-Based Compensation Program, described below.

Participants.    The Compensation Committee may grant awards other than performance share units to any officer, key employee or U.S.-based consultant of the Company or any of its direct or indirect subsidiaries in which the Company holds a significant interest. Performance share units may only be granted to officers or key employees.

Shares Available.    At the time of its adoption in 2005, the 2005 Contingent Stock Plan provided for the issuance of 5,000,000 shares of Common Stock, as adjusted for the Stock Split, which is subject to further adjustment by the Compensation Committee in the event of future changes in corporate capitalization or corporate transactions. The amended 2005 Contingent Stock Plan provides for the issuance of an additional 3,000,000 shares of Common Stock, which will also be subject to adjustment as provided in the preceding sentence. Shares of Common Stock that are reacquired by the Company or are never issued due to a forfeiture (described below) or are reacquired by the Company or withheld in satisfaction of tax withholding with respect to an award again become available for awards under the 2005 Contingent Stock Plan. Cash awards do not count against the total amount of Common Stock that may be issued under the 2005 Contingent Stock Plan.

As of March 24, 2008, there were approximately 3,204,300 shares of Common Stock available for future grants under the 2005 Contingent Stock Plan. This number does not reflect potential SLO awards for the 2008 annual performance period or performance share unit awards for the two-year and three-year long term performance periods starting January 1, 2008, both described below, or the 3,000,000 shares added by the amendment to the 2005 Contingent Stock Plan. Approval of the amended 2005 Contingent Stock Plan by the stockholders will increase the number of shares currently available for equity-based compensation to officers, key employees and key U.S.-based consultants by an additional 3,000,000 shares, or approximately 1.9% of the issued and outstanding shares of Common Stock as of March 24, 2008.

Awards.    The awards that may be granted under the 2005 Contingent Stock Plan are described below:

  Restricted Stock:    an award of shares of Common Stock that is subject to a risk of forfeiture during a vesting period of at least three years, as determined by the Compensation Committee. A participant receiving Restricted Stock would be the beneficial owner of such shares with the right to receive dividends and to vote the

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

  shares during the vesting period. As noted above, under the amended 2005 Contingent Stock Plan, SLO awards will be subject to a two-year vesting period. Also, the amended 2005 Contingent Stock Plan will permit the Compensation Committee to approve exceptions to the three-year vesting period in connection with recruitment of an employee or as a result of a business combination or acquisition.

  Restricted Stock Units:    an award of a right to receive shares of Common Stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. The Compensation Committee may provide that restricted stock units receive cash dividend equivalents payable in cash during the vesting period, but a participant holding restricted stock units will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the vesting period. As noted above in connection with restricted stock awards, under the amended 2005 Contingent Stock Plan, SLO awards and certain other awards will not be subject to the three-year minimum vesting period.

  Cash Award:    an award payable in cash measured by the value of a specific number of shares of Common Stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. Cash awards may not be made during any calendar year measured in the aggregate by more than 100,000 shares of Common Stock. Under the amended 2005 Contingent Stock Plan, the Compensation Committee will be permitted to approve exceptions to the three-year vesting period in connection with recruitment of an employee or as a result of a business combination or acquisition.

  Performance Share Units:    an award subject to a vesting period and to achievement of performance goals, as determined by the Compensation Committee, that provides for the right to receive a specified number of shares of Common Stock for each performance share unit at the end of the vesting period and upon achievement of the performance goals. Under the amended 2005 Contingent Stock Plan, the number of shares of Common Stock that may be issued to a participant with respect to performance share unit awards during any calendar year is two-tenths of 1% (0.2%) of the issued and outstanding shares of the Common Stock on January 1 of such calendar year. For 2008, that would amount to approximately 323,200 shares of Common Stock. The 2005 Contingent Stock Plan previously provided that this limit applied to the aggregate of all awards made to an employee in any calendar year, so that under the new executive compensation program, the aggregate number of shares subject to performance share unit awards, SLO awards and other awards of restricted stock and restricted stock units made in any calendar year would have been subject to the limit. The amount of annual incentive compensation payable as cash bonuses or as SLO awards will be subject to separate limits under the Performance-Based Compensation Program described below under "Approval of the Amended Performance-Based Compensation Program of Sealed Air Corporation."

  The Compensation Committee may provide that performance share unit awards receive cash dividend equivalents earned during the performance or vesting periods and payable in cash, but a participant holding a performance share unit award will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the performance and vesting periods.

Vesting; Change in Control.    A vesting period will end earlier than the period determined by the Compensation Committee upon the death or disability of the participant or if the participant's employment with the Company terminates within the two year period following a change in control as defined in the amended 2005 Contingent Stock Plan if such termination is by the Company without cause or by the participant for good reason (as such terms are defined in the amended 2005 Contingent Stock Plan). The amended 2005 Contingent Stock Plan also provides that, for a change in control during the performance period applicable to a performance share unit award, a pro rata payment on account of that award will be

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

made if the participant's employment terminates under the circumstances described in the preceding sentence. The 2005 Contingent Stock Plan previously included a change in control provision that was triggered automatically whenever one of the events described in the definition of change in control occurred, vesting all awards that were unvested immediately prior to the change in control, although the Board of Directors could exclude specific transactions prior to their occurrence.

Neither an award nor any interest in an award can be sold, transferred, pledged or encumbered until the vesting period has ended without forfeiture of the award. As noted above, with respect to an SLO award, shares subject to the award will not be transferable by the recipient until the later of vesting or the second anniversary of the grant date. Termination of a participant's employment (or retention as a consultant, if applicable) during the vesting period will result in the forfeiture of the award unless the Compensation Committee affirmatively determines not to seek forfeiture of all or part of the award within 90 days following such termination.

Performance Measures.    The Compensation Committee may establish performance goals under the Performance-Based Compensation Program, described below, to determine whether an award is granted. They may also establish performance goals under the 2005 Contingent Stock Plan applicable to an award of performance share units. In connection with the new executive compensation program, the Compensation Committee has added several new performance measures that it may wish to incorporate into goals for future performance share unit awards. The new measures, which are in italics in the list below, reflect the Company's current operational objectives and growth strategies. Under the amended 2005 Contingent Stock Plan, performance goals will be based on any one or more of the following performance measures:

  growth in net sales;

  gross profit;

  operating profit;

  net earnings;

  measures of cash flow;

  measures of expense control;

  improvement in management of working capital items (inventory, accounts receivable or accounts payable);

  earnings before interest and taxes (commonly called EBIT);

  earnings before interest, taxes, depreciation and amortization (commonly called EBITDA);

  earnings per share;

  sales from newly-introduced products;

  successful completion of strategic acquisitions, joint ventures or other transactions;

  measures of product quality, safety, productivity, yield, customer satisfaction, or reliability (on time and complete orders);

  measures of return on assets, return on invested capital or return on equity;

  shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company's cost of capital);

  the ratio of net sales to net working capital;

  share price;

  or any combination of the foregoing goals.

Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when the goals are established. For awards of performance share units that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the grant of the award and all other determinations related to the award by the Compensation Committee must comply with the applicable requirements of Section 162(m).

Other Information.    The Compensation Committee may amend or terminate the 2005 Contingent Stock Plan, except that the Compensation Committee may not, without further approval of the stockholders, expand the

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

number of shares available for issuance under the 2005 Contingent Stock Plan or the classes of individuals eligible for awards under the 2005 Contingent Stock Plan. In addition, if the Securities Exchange Act of 1934 or the rules of the NYSE require the Company to obtain approval of the stockholders for any amendment, then the Company will seek such approval. If the amendments to the 2005 Contingent Stock Plan are approved by the stockholders, the Company expects to file a registration statement under the Securities Act of 1933 with respect to the 3,000,000 additional shares of Common Stock that may be issued under the 2005 Contingent Stock Plan.

The 2005 Contingent Stock Plan has a term of ten years from the date of its initial approval by the Company's stockholders on May 20, 2005, although the 2005 Contingent Stock Plan will terminate earlier if no shares of Common Stock remain available for awards under the 2005 Contingent Stock Plan. Upon termination of the 2005 Contingent Stock Plan, any awards then outstanding shall remain in effect in accordance with their terms.

New Plan Benefits

Except for the SLO awards and performance share unit awards to the Company's executive officers and other key executives that are described below, no plans have been made for the grant of future awards to any other employees or consultants under the 2005 Contingent Stock Plan, and future awards that may be made under the 2005 Contingent Stock Plan are not determinable. Directors of the Company who are not officers or employees of the Company or its subsidiaries are not eligible to receive awards under the 2005 Contingent Stock Plan. The following awards of restricted stock and restricted stock units and cash awards were made during 2007 under the 2005 Contingent Stock Plan:

Name or Group	Restricted Stock	Restricted Stock Units	Cash Awards
William V. Hickey	60,000 shares	None	None
David B. Crosier	16,000 shares	None	None
David H. Kelsey	16,000 shares	None	None
Robert A. Pesci	None	None	None
Jean-Marie Demeautis	None	12,000 units	None
Executive officers as a group (7 executive officers)	128,000 shares	12,000 units	None
All employees other than executive officers (452 persons)	430,000 shares	103,850 units	9,650 shares

During the period from inception of the 2005 Contingent Stock Plan on May 20, 2005 through March 24, 2008, approximately 1,193 employees received awards of restricted stock or restricted stock units under the 2005 Contingent Stock Plan, including all 19 of the Company's current executive officers and approximately 1,174 employees other than executive officers. During the same period, awards of restricted stock and restricted stock units totaling in the aggregate 1,815,300 shares of Common Stock were made under the 2005 Contingent Stock Plan, of which 425,000 shares were awarded to the Company's current executive officers and 1,390,300 were awarded to employees other than executive officers. The awards noted in the preceding two sentences exclude awards that have been forfeited. Except for the performance share unit awards made during the first quarter of 2008 noted below, the Company has not granted any performance share unit awards since the inception of the 2005 Contingent Stock Plan. On March 24, 2008, the closing price for a share of Common Stock on the NYSE was $25.31.

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

SLO Awards:    For 2008, the Compensation Committee set the SLO award premium at 25% and established the following annual bonus targets for the 2008 performance period. The SLO award amounts noted below were calculated based on the proportion of the 2008 annual bonus target elected by each executive officer to be received in the form of an equity award after applying the 25% premium applicable to SLO awards and based on the closing price of $22.81 for a share of Common Stock on January 2, 2008. The SLO awards shown below are subject to approval of the amended 2005 Contingent Stock Plan by the stockholders at the Annual Meeting.

Name or Group	Annual Bonus Target	Percentage as SLO Award	SLO Target Award
William V. Hickey	$650,000	100%	35,620 units
David H. Kelsey	337,500	25%	4,624 shares
David B. Crosier	236,400	50%	6,477 shares
Robert A. Pesci	250,000	100%	13,700 units
Jean-Marie Demeautis	136,168	0%	—
Executive officers as a group (15 executive officers)	—	—	87,761 shares/units
All employees other than executive officers (1 person)	—	—	2,094 units

While the maximum number of shares or units that can be earned as an SLO award is governed by the Performance-Based Compensation Program described below, it is expected that the maximum awards will generally be approximately twice the target level for each of those awards. The minimum award that can be earned is zero shares or units.

The following 2008 Company goals for determination of the Company-wide bonus pool under the annual incentive plan were set by the Compensation Committee:

    60% for 2008 adjusted consolidated operating income of $619 million

    15% for 2008 BRIC (Brazil, Russia, India, China) market sales of $300 million

    15% for 2008 new product sales of $25 million

    10% for 2008 safety results (TRIR) of 1.45

Payments for these goals will be based on the following payout formula:

Percentage of Goal Achieved	Payment as a Percentage of Target Incentive
<80%	0%
80	50
90	80
98-102	98-102
110	130
120	165
130	200

Payments for achievements between these levels will be based on a pro-rata calculation. Consolidated operating income will be adjusted for specified restructuring charges, the effects of specified acquisitions and dispositions, goodwill impairment, specified litigation-related costs, capital market transactions, and specified information systems expenses.

The Compensation Committee may exercise its discretion to adjust the Company-wide bonus pool up or down by as much as 25%, which may be based on consideration of the Company's share price during 2008.

Performance Share Unit Awards:    The Compensation Committee has established two-year and three-year performance share unit award (PSU award) target levels for the performance periods

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

starting January 1, 2008 as shown below. These awards are subject to approval of the amended 2005 Contingent Stock Plan at the Annual Meeting.

Name or Group	Two-Year PSU Awards	Three-Year PSU Awards
William V. Hickey	99,617 units	99,617 units
David H. Kelsey	36,207 units	36,207 units
David B. Crosier	18,870 units	18,870 units
Robert A. Pesci	19,080 units	19,080 units
Jean-Marie Demeautis	15,032 units	15,032 units
Executive Officers as a group (19 persons)	323,040 units	323,040 units
All employees other than executive officers (2 persons)	11,571 units	11,571 units

For the two-year performance period beginning January 1, 2008, the principal goal established by the Compensation Committee is based on cumulative operating income for the performance period, as follows:

	Cumulative Operating Income (millions)	Percentage of Target Award Earned
	Under $1,190	0%
Threshold:	$1,190	50%
Target:	$1,245	100%
	$1,300	150%
Maximum:	$1,335 and above	200%

Award levels based on cumulative operating income between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares will be earned for cumulative operating income below $1,190 million. Cumulative operating income will be adjusted for certain restructuring charges, the effects of specified acquisitions and dispositions, goodwill impairment, specified litigation-related costs, capital market transactions, and specified information systems expenses.

If the above threshold level is achieved, then the number of shares earned for each participant can be increased or decreased by up to 10% at the discretion of the Compensation Committee depending on whether either (or both) of the following additional performance goals is achieved:

  a.
  Sales in BRIC countries (Brazil, Russia, India, China) of at least $327.4 million in 2009; and

  b.
  2009 safety result (TRIR) of 1.43, excluding facilities acquired during the performance period.

For the three-year performance period beginning January 1, 2008, the principal goal established by the Compensation Committee is based on cumulative operating income for the performance period, as follows:

	Cumulative Operating Income (millions)	Percentage of Target Award Earned
	Under $1,825	0%
Threshold:	$1,825	50%
Target:	$1,935	100%
	$2,045	150%
Maximum:	$2,125 and above	200%

Award levels based on cumulative operating income between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares will be earned for cumulative operating income below $1,825 million. Cumulative operating income will be adjusted for certain restructuring charges, the effects of specified acquisitions and dispositions, goodwill impairment, specified litigation-related costs, capital market transactions, and specified information systems expenses.

Approval of the
Amended 2005
Contingent Stock
Plan of Sealed
Air Corporation

If the above threshold level is achieved, then the number of shares earned for each participant can be increased or decreased by up to 10% at the discretion of the Compensation Committee depending on whether either (or both) of the following additional performance goals is achieved:

  a.
  Cumulative sales of new products commercially introduced during the performance period of at least $70 million during the performance period; and

  b.
  2010 safety result (TRIR) of 1.40, excluding facilities acquired during the performance period.

The Board of Directors recommends a vote FOR the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

Approval of the Amended Performance- Based Compensation Program of Sealed Air Corporation

Section 162(m) of the Internal Revenue Code limits to $1 million each year the deductible compensation paid to the Chief Executive Officer and other specified executive officers named in the summary compensation table in the Company's proxy statement for its annual meeting for the year. Compensation that qualifies as "performance-based compensation" under Section 162(m), however, can be deducted even if it exceeds this limit. In order to qualify as performance-based compensation, the material terms of the performance-based compensation program must be approved by the Company's stockholders before the Company pays compensation under the program and at least every five years thereafter.
Background

In 2000, the Board of Directors adopted and the stockholders approved the Performance-Based Compensation Program of Sealed Air Corporation in order to provide the Company's executive officers with incentive compensation that meets the requirements of performance-based compensation under Section 162(m) and thus is fully deductible for U.S. income tax purposes. The stockholders most recently approved the Program in 2005. In early 2008, the Compensation Committee adopted amendments to the Program, subject to approval of the amended Program by the stockholders at the Annual Meeting. The Program as amended provides for cash awards in the form of annual cash bonuses and awards of Common Stock under the Company's 2005 Contingent Stock Plan. Eligible employees under the Program are the Company's Chief Executive Officer, the other most highly compensated executive officers and other key employees selected by the Compensation Committee, which has been designated to establish and administer performance goals under the Program. A copy of the Program as amended is attached to this Proxy Statement as Annex E.

The amendments approved by the Compensation Committee are in support of the new executive compensation programs approved on February 19, 2008. The Compensation Committee intends to rely on the Program to qualify all annual incentive compensation paid to the participants in the Program as "performance-based compensation" and thus fully deductible by the Company even if it exceeds the $1 million limit of Section 162(m). The new annual incentive compensation will include annual cash bonuses and SLO awards made under the 2005 Contingent Stock Plan, as described earlier under "Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation—2008 Cash Bonus and Stock Leverage Opportunity Program." The SLO awards are described above under "Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—Background." The Compensation Committee may also rely on the Program to qualify any other awards of restricted stock or restricted stock units to the participants as "performance-based compensation" and thus fully deductible by the Company.

Approval of the
Amended
Performance-
Based
Compensation
Program of
Sealed Air
Corporation

Description of the Material Terms of the Program as Amended

The Program as amended is set forth in Annex E, which is incorporated herein by reference. The principal provisions of the amended Program are summarized below.

Under the Program, the Compensation Committee designates the eligible employees for whom performance goals will be established for cash or stock awards (or both) and establishes performance goals for each such employee. Cash awards are based on a calendar year performance period, and if the pre-established goals are achieved, the eligible employee may be granted an annual cash bonus for such year in an amount up to the greater of 1% of the Company's net earnings for such year or $2 million. This represents an increase from the limit on an annual cash bonus prior to the amendment, which limit was the greater of one percent (1%) of the Company's net earnings or $1 million. The increase is intended to provide the Compensation Committee greater scope in awarding annual cash bonuses to participants during the next five years, especially for years in which the Company has exceeded its annual performance goals.

Stock awards in the form of awards under the 2005 Contingent Stock Plan are based on a performance period that is set by the Compensation Committee. If the pre-established goals are achieved, an eligible employee may be granted awards under the 2005 Contingent Stock Plan during the 12-month period following the end of the performance period in an amount up to two-tenths of 1% (0.2%) of the issued and outstanding shares of the Company's Common Stock at the beginning of the 12-month period. Such awards, if granted, will be subject to the terms of the 2005 Contingent Stock Plan, which are described above. Subject to the approval of the stockholders at the Annual Meeting, the amended 2005 Contingent Stock Plan provides for the issuance of 8,000,000 shares of Common Stock, subject to specified adjustments, of which approximately 1,815,300 shares have already been issued or awarded, not including the SLO awards and performance share unit awards shown in the tables on pages 39 and 40. Any further increase in the number of shares available for issuance under the 2005 Contingent Stock Plan would be subject to stockholder approval under the terms of the 2005 Contingent Stock Plan.

Performance-based awards under the Program require attainment of objective, pre-established goals based on one or more of the following performance measures, with the measures added by the amendment in italics:

  growth in net sales;

  gross profit;

  operating profit;

  net earnings;

  measures of cash flow;

  measures of expense control;

  improvement in management of working capital items (inventory, accounts receivable or accounts payable);

  earnings before interest and taxes (commonly called EBIT);

  earnings before interest, taxes, depreciation and amortization (commonly called EBITDA);

  earnings per share;

  sales from newly-introduced products;

  successful completion of strategic acquisitions, joint ventures or other transactions;

  measures of product quality, safety, productivity, yield, customer satisfaction, or reliability (on time and complete orders);

  measures of return on assets, return on invested capital or return on equity;

  shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company's cost of capital);

  the ratio of net sales to net working capital;

  share price;

  or any combination of the foregoing goals.

Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when it establishes the goals. The Compensation

Approval of the
Amended
Performance-
Based
Compensation
Program of
Sealed Air
Corporation

Committee must set these pre-established goals and award levels in writing during the first 90 days of the performance period (or during the first 25% of the performance period if the performance period is less than a year), provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the goal.

The Company's 2008 annual incentive compensation program is described above under "Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation—2008 Cash Bonus and Stock Leverage Opportunity Program." If the stockholders approve the amended Program, then the Company expects that the Compensation Committee will use its discretion to approve annual cash bonuses and SLO awards below the maximum level permitted by the Program even if annual performance goals established under the Program are met using the approach to determining the amount of annual cash bonuses and SLO awards described above.

New Plan Benefits

During the first quarter of 2008, the Compensation Committee approved pre-established goals under the amended Program based upon 2008 performance for 2008 cash bonuses and SLO awards for the five named executive officers, for eight other executive officers and one key employee who is not an executive officer, subject to stockholder approval of the amended Program. The goals and achievement levels required to allow the Compensation Committee to approve cash bonuses and stock awards up to the limit provided in the Program for 2008 are as follows:

•
2008 diluted earnings per share (adjusted as describe below) of at least $1.75 per share;

•
2008 operating expenses (as adjusted) equal to or less than 16% of 2008 net sales;

•
2008 net operating profit after tax (as adjusted) of at least $440 million;

•
2008 net income (as adjusted) above $308 million; or

•
2008 operating profit as a percentage of 2008 net sales above 12.1%.

The results will be adjusted for specified restructuring charges, goodwill impairment, specified litigation-related costs, capital market transactions, specified acquisitions and dispositions, specified tax adjustments and specified information systems expenses.

The Company cannot yet determine the maximum cash bonuses and SLO awards that the Company would be permitted to pay under the terms of the amended Program if it achieves the goals in 2008, since they depend on the Company's 2008 net earnings and the number of shares of Common Stock outstanding as of January 1, 2009, both of which are unknown currently.

The maximum awards that the Company could have paid under the Program to each participant for the calendar year 2007 performance period, based on the goals that were achieved, would have been a 2007 cash bonus to each participant of approximately $3.53 million and awards to each participant of approximately 322,000 shares of Common Stock during 2008 under the 2005 Contingent Stock Plan. However, the Compensation Committee used its discretion to approve cash bonuses substantially lower than the maximum permitted under the Program using the approach described above under "Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation—2007 Cash Bonus Program."

Since the Program's objective is to permit compensation covered by the Program be fully deductible for U.S. income tax purposes, assuming that the goals established for an annual performance period have been achieved, the Compensation Committee intends to exercise its discretion to rely on the goals and processes described above under "Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation—2008 Cash Bonus and Stock Leverage Opportunity Program" in determining the amounts of annual cash bonuses and SLO awards in 2008 and future years, which amounts are expected to be lower than the maximum permitted under the Program.

The Board of Directors believes that approval of the terms of the amended Performance-Based Compensation Program of Sealed Air Corporation is in the best interests of the Company and its stockholders because approval will entitle the Company to deduct for U.S. income tax purposes amounts paid to its executives under the Program.

The Board of Directors recommends a vote FOR the amended Performance-Based Compensation Program of Sealed Air Corporation.

Selection of
Independent
Auditor

The Audit Committee has approved the retention of KPMG LLP, an Independent Registered Public Accounting Firm, as the Company's independent auditor to examine and report on the Company's consolidated financial statements and the effectiveness of the Company's internal control over financial reporting for the fiscal year ending December 31, 2008, subject to ratification of the retention by the stockholders at the Annual Meeting. KPMG has acted as the independent auditor for the Company since 1998, and the Audit Committee considers the firm to be well qualified. Proxies received in response to this solicitation will, in the absence of contrary specification, be voted in favor of ratification of the appointment.

Representatives of KPMG will be present at the Annual Meeting. The KPMG representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal.

Principal Independent Auditor Fees	The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2007 and 2006:

	2007	2006
Audit Fees[1]	$6,831,000	$6,754,000
Audit-Related Fees[2]	331,000	230,000
Tax Fees[3]	311,000	248,000
All Other Fees	—	—

Total Fees	$7,473,000	$7,232,000

1
Includes services relating to audit of the annual consolidated financial statements, audit of the effectiveness of internal control over financial reporting, review of quarterly financial statements, statutory audits, comfort letters and consents, and review of documentation filed with the SEC and for potential offerings.

2
Includes services relating to employee benefit plan audits and due diligence assistance.

3
Includes services for global tax compliance and special projects.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Committee or a member of the Committee to pre-approve all engagements of the Company's independent auditor. Each year, the Audit Committee must approve the independent auditor's retention to audit the Company's financial statements, subject to ratification by the stockholders at the annual meeting. The Audit Committee also approves the estimated fees associated with the audit before the audit begins. The Audit Committee or a member of the Committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of the Company's subsidiaries. The Audit Committee or its chair pre-approved all audit and non-audit services provided by KPMG LLP during 2007.

Report of
the Company's
Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's financial reporting processes and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on the Company's web site at www.sealedair.com.

Management is responsible for the Company's system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the report on the Company's internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on the financial statements and the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP, the Company's independent auditor, to review and discuss the December 31, 2007 audited consolidated financial statements. Management represented that the financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication With Audit Committees.

The Audit Committee received from KPMG written disclosures and the letter that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence. The Audit Committee also considered whether KPMG's provision of non-audit services and the audit and non-audit fees paid to KPMG were compatible with maintaining that firm's independence. On the basis of these reviews, the Audit Committee determined that KPMG has the requisite independence.

Management completed the documentation, testing and evaluation of the Company's system of internal control over financial reporting as of December 31, 2007 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and from KPMG at Committee meetings throughout the year and provided oversight of the process. Prior to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2007 with the SEC, the Audit Committee also reviewed management's report on the effectiveness of the Company's internal control over financial reporting contained in the Company's Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by KPMG, also included in the Company's Form 10-K. KPMG's report in that Form 10-K related to its audit of the Company's consolidated financial statements and the effectiveness of the Company's internal control over financial reporting.

Based upon the Audit Committee's discussions with management and the independent auditor and the Audit Committee's review of the information provided by and the representations of management and the independent auditor, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2007 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, to be filed with the SEC. The Audit Committee also selected KPMG as the Company's independent auditor for the fiscal year ending December 31, 2008, subject to ratification of the selection by the Company's stockholders.

Audit Committee

Hank Brown, Chair
Michael Chu
Lawrence R. Codey
Kenneth P. Manning

Stockholder Proposals
for the 2009
Annual Meeting

In order for stockholder proposals for the 2009 annual meeting of stockholders to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting, the Company must receive them at its principal office in Elmwood Park, New Jersey, directed to the attention of the Secretary, no later than December 10, 2008. The Company's By-laws set forth the procedures stockholders must follow in order to present any business at an annual meeting of stockholders, other than proposals included in the Company's Proxy Statement. In addition to any other applicable requirements, for business to be properly brought before the 2009 annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form including all required information to the Secretary of the Company. To be timely, the Company must receive a stockholder's notice to the Secretary at the principal office of the Company between December 11, 2008 and February 23, 2009, provided that, if the 2009 annual meeting is called for a date that is not within 30 days before or after May 20, 2009, then the Company must receive the notice from the stockholder a reasonable time before the Company mails its proxy statement for the 2009 annual meeting. A copy of the Company's By-laws is posted on the Company's web site at www.sealedair.com.

Delivery of Documents to Security Holders Sharing an Address

The Company is delivering, or making available electronically, this Proxy Statement and Notice of Annual Meeting of Stockholders, which includes a Notice of Internet Availability of Proxy Materials, and its 2007 Annual Report to Stockholders to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Annual Report and Proxy Statement if previously notified by their bank, broker or other holder. This process by which the Company delivers only one annual report or proxy statement, as the case may be, to multiple security holders sharing an address, unless it receives contrary instructions from one or more of the security holders, is called "householding." Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless the Company receives instructions to the contrary from one or more of the stockholders within the household. Street name stockholders in a single household who receive only one copy of the Annual Report and Proxy Statement may request to receive separate copies. Also, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future. Street name stockholders should follow the householding instructions provided on the Voting Instructions Form. Copies of this Proxy Statement and the 2007 Annual Report are available promptly, without charge, by calling 201-791-7600 or writing to Investor Relations, Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033.
Other Matters

The expenses of preparing, printing and mailing this notice of meeting and proxy material, making them available over the Internet, and all other expenses of soliciting proxies will be borne by the Company. Georgeson Inc. will solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by these persons. The Company will pay Georgeson a fee of $13,500 covering its services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, directors, officers and employees of the Company, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission.

 By Order of the Board of Directors
 H. KATHERINE WHITE
 Secretary

 Elmwood Park, New Jersey
April 9, 2008

Annex A

SEALED AIR CORPORATION
STANDARDS FOR DIRECTOR INDEPENDENCE
February 16, 2007

        Under the Corporate Governance Guidelines adopted by the Board of Directors of Sealed Air Corporation and the requirements of the New York Stock Exchange (NYSE), the Board of Directors must consist of a majority of independent directors. Its three standing committees—the Audit Committee, the Nominating and Corporate Governance Committee, and the Organization and Compensation Committee—are composed entirely of directors who are independent.

        For a director to be deemed "independent," the Board of Directors must affirmatively determine, based on all relevant facts and circumstances, that the director has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist with the determination of independence, the Board of Directors has established categorical standards consistent with the corporate governance standards of the NYSE. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence described below, the Board of Directors reviews all other relationships with the Company in order to conclude that each independent director has no material relationship with the Company.

        The Board of Directors annually reviews the independence of all non-employee directors. The Company identifies the directors that it has determined to be independent and discloses the basis for that determination in its annual proxy statement for the election of directors.

Material Relationships with the Company

        A director would be deemed to have a material relationship with the Company in any of the following circumstances:

  •
  the director is or has been within the last three years an employee, or has an immediate family member who is or has been within the last three years an executive officer, of the Company or any of its subsidiaries;

  •
  the director has received, or a member of the director's immediate family has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service and provided further that compensation received by a director for former service as an interim chairman or executive officer or by an immediate family member for service as an employee other than an executive officer need not be considered);

  •
  (i) the director is, or has a member of the director's immediate family who is, a current partner of a firm that is the internal or external auditor of the Company or any of its subsidiaries, (ii) the director is a current employee of such a firm, (iii) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice, or (iv) the director was, or has a member of the director's immediate family who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the audit of the Company or any of its subsidiaries;

  •
  the director is employed, or has a member of the director's immediate family who is employed, or has been within the last three years employed, as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee;

  •
  the director is an employee, or has a member of the director's immediate family who is an executive officer, of another company that makes payments to, or receives payments from, the Company and its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company's consolidated gross revenues; or

  •
  the director serves as an executive officer of a charitable organization to which the Company has contributed, in any one year within the preceding three years, in excess of the greater of $1 million or 2% of the charitable organization's consolidated gross revenues.

Material Relationships with an Executive Officer

        Consistent with the expectation that non-employee directors will not have professional or financial relationships (including side-by-side investments) that could impair their independence, a director will be deemed to have a material relationship with the Company and not be considered independent, if any of the following apply:

  •
  the director receives, or has an immediate family member who receives, any direct compensation from an executive officer or any immediate family member of an executive officer of the Company;

A-1

  •
  an entity affiliated with the director or with an immediate family member of a director receives any payment from any executive officer of the Company, other than in a routine, commercial or consumer transaction with terms no more favorable than those customarily offered to similarly-situated persons;

  •
  the director or an immediate family member of a director receives, or is affiliated with an entity that receives, any payment, whether direct or indirect, for legal, accounting, financial or other professional services provided to an executive officer of the Company or an immediate family member of an executive officer; and

  •
  the director or an immediate family member of a director is a current executive officer of a tax-exempt organization that receives contributions from an executive officer of the Company, in an amount that exceeds the lesser of $100,000 or 1% of the tax exempt organization's consolidated gross revenues in that fiscal year.

Relationships That Are Not Material

        A director generally will not be deemed to have a material relationship with the Company and will be considered independent, if any of the following, when viewed singularly, apply:

  •
  a transaction in which the director's interest arises solely from the director's position as a director of another corporation or organization that is a party to the transaction, and the director did not participate in furtherance or approval of the transaction and the transaction was negotiated on an arms' length basis;

  •
  a transaction in which the director's interest arises solely from the director's ownership of an equity or limited partnership interest in the other party to the transaction, so long as the aggregate ownership of all directors, director nominees, executive officers and five percent stockholders of the Company (together with their immediate family members) does not exceed 5% of the equity or partnership interests in that other party;

  •
  a transaction in which the director's interest arises solely from the director's status as an employee or non-controlling equity owner of a company to which the Company was indebted at the end of the Company's last full fiscal year in an aggregate amount not in excess of 5% of the Company's total consolidated assets;

  •
  ownership by the director of equity or other securities of the Company, as long as the director is not the beneficial owner, directly or indirectly, of more than 10% of any class of the Company's equity securities;

  •
  the receipt by the director of compensation for service as a member of the Board of Directors or any committee thereof, including regular benefits received by other non-employee directors;

  •
  any other relationship or transaction that is not listed above and in which the amount involved does not exceed $100,000;

  •
  any immediate family member of the director having any of the above relationships; and

  •
  any relationship between the Company and a non-immediate family member of the director.

Definitions

        For purposes of these standards:

  •
  An "executive officer" means an "officer" for the purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

  •
  An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants and domestic employees) who shares such person's home. When applying the three year look-back provisions above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

        Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent." This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements of the Company.

A-2

Annex B

POLICY AND PROCEDURE FOR STOCKHOLDER NOMINATIONS TO THE BOARD

1.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders for open positions on the Board.

2.
Recommendations should be submitted to the Secretary of the Corporation in writing, along with a statement signed by the candidate acknowledging that:

a.
the candidate, if elected, will serve as a director of the Corporation and will represent all stockholders of the Corporation in accordance with applicable laws and the Corporation's charter and by-laws; and

b.
the candidate, if elected, will comply with the Corporation's Code of Conduct for directors, Corporate Governance Guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

  In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on the Corporation's standard form and provide any additional information requested by the Corporation, including any information that would be required to be included in a proxy statement in which the candidate is named as a nominee for election as a director and information showing that the candidate meets the Board's qualifications for nomination as a director and for service on the committees of the Board. Also, a candidate must be available for interviews with members of the Corporation's Board as provided in the Corporation's process for identifying and evaluating nominees for director.

3.
In addition to the information to be provided by the candidate, at the time of submitting the recommendation, the stockholder making the recommendation should submit the following information in writing:

a.
the name and address of the stockholder as they appear in the Corporation's books and the class and number of shares of the Corporation's stock held beneficially and of record by the stockholder; and

b.
a description of all arrangements or understandings among the stockholder and the candidate and any other persons (naming them) pursuant to which the recommendation is being made by the stockholder.

4.
A stockholder who wishes to recommend a candidate for election as a director at the next annual meeting of stockholders must submit the information described in items 2 and 3 above for receipt by the Secretary of the Corporation sufficiently in advance of the Board's approval of nominations for the annual meeting to permit the Nominating and Corporate Governance Committee and the Board to complete its evaluation of the candidate, which will generally be no later than 120 days prior to the first anniversary of the Corporation's previous annual meeting of stockholders.

5.
Candidates who are recommended by a stockholder at a time when there are no open positions on the Board and are considered qualified candidates by the Nominating and Corporate Governance Committee may be placed on the rolling list of candidates for open Board positions maintained by that Committee, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

6.
Candidates recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee on the same basis as candidates identified by other means, including consideration of the qualifications for nomination to the Board most recently approved by the Board.

B-1

Annex C

QUALIFICATIONS FOR NOMINATION TO THE BOARD

        The Nominating and Corporate Governance Committee will consider the following factors, at a minimum, in recommending to the Board potential new Board members or the continued service of existing members:

1.
Directors should be of the highest ethical character and share the values of Sealed Air Corporation as reflected in its Code of Conduct.

2.
Directors should be highly accomplished in their respective fields, with superior credentials and recognition.

3.
In selecting Directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, race and specialized experience.

4.
Each Director should have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.

5.
In selecting Directors, the Board should generally seek active and former executives of public companies and of other complex organizations, including government, educational and other not for profit institutions, or persons with specialized expertise in a discipline that is relevant to service as a Director of Sealed Air Corporation.

6.
The majority of Directors should be independent under applicable listing standards, Board and Committee guidelines and any applicable legislation.

7.
Each Director should be "financially literate," and some should be considered "financial experts" as described in applicable listing standards, legislation and Audit Committee or Board guidelines.

8.
Each Director should have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest. Also, all Directors should be independent of any particular constituency and be able to represent all stockholders of the Company.

9.
Each new Director should confirm his or her willingness and ability to serve for a number of years as a Director prior to retirement from the Board, although the Board has not adopted a retirement age for Directors.

10.
The Nominating and Corporate Governance Committee will also consider any other factors related to the ability and willingness of a new member to serve or an existing member to continue his or her service.

C-1

Annex D

2005 CONTINGENT STOCK PLAN
OF
SEALED AIR CORPORATION,
As amended

        Section 1.    Purpose.    The purpose of the 2005 Contingent Stock Plan of Sealed Air Corporation is to assist the Corporation and its Subsidiaries in attracting and retaining employees and U.S.-based consultants of outstanding competence by providing an incentive that permits those employees and consultants responsible for the Corporation's growth to share directly in that growth, to motivate those employees and consultants by means of appropriate incentives to achieve the Corporation's long-range goals, and to further the identity of their interests with those of the stockholders of the Corporation.

        Section 2.    Definitions.    Capitalized terms used in this Plan have the meanings specified in this Section 2:

  "Award" means a grant to a Participant of Restricted Stock, Restricted Stock Units, Performance Share Units or a Cash Award, or any combination thereof.

  "Award Grant" means the written agreement confirming an Award and setting forth the terms and conditions thereof. Award Grants need not be identical and shall not contain provisions inconsistent with provisions of the Plan.

  "Board of Directors" means the Board of Directors of the Corporation.

  "Cash Award" means an Award, subject to a Period of Restriction, that is granted to a participant under the Plan and provides for the right to receive cash as provided in the Award Grant, where the amount of such cash is measured by the Fair Market Value on the date that the Period of Restriction ends times the number of shares of Common Stock covered by the Cash Award.

  "Cause" means any of the following as determined by the Committee: (i) an act of gross negligence or willful misconduct significantly injurious to the Corporation or any Subsidiary, (ii) gross dereliction of duties after notice to the Participant and failure to correct the deficiencies within a thirty (30) day period thereafter, or (iii) fraud in the Participant's capacity as an employee or consultant.

  "Change in Control" means the occurrence of any of the following events:

  (1)
  any "person" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities; or

  (2)
  as a result of any solicitation subject to Rule 14a-11 under the Securities Exchange Act (or any successor rule thereto) one or more persons not recommended by or opposed for election to the Board of Directors by one-third or more of the Continuing Directors of the Corporation then in office is or are elected a director of the Corporation; or

  (3)
  there is consummated a Corporate Transaction and the stockholders of the Corporation immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, beneficially own, in the aggregate, directly or indirectly, at least 70% of the combined voting power of the outstanding voting securities of the successor or resulting corporation, ultimate parent corporation or other entity resulting from such Corporate Transaction, where the term "beneficially own" shall be used as in Sections 13(d) and 14(d) of the Securities Exchange Act; or

  (4)
  the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 70% of the combined voting power of the voting securities of which (or the ultimate parent corporation of which) is owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

  The Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this definition or determine that it does not apply to a specific transaction that would otherwise be a Change in Control at any time prior to the date of a Change in Control. The provisions and application of this definition may not be terminated, amended or modified and the Committee may not waive its application to a specific transaction, however, on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the written consent of each Participant with respect to such Awards made to such Participant.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the Organization and Compensation Committee of the Board of Directors described in Section 4 or any committee or other person or persons designated by the Board of Directors to administer the Plan.

  "Common Stock" means the Corporation's authorized Common Stock, par value $0.10 per share, except as this definition may be modified as provided in Section 13.

  "Consultant" means an individual who is a consultant to the Corporation or a Subsidiary and who resides in the United States of America.

  "Continuing Director" means a director of the Corporation who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board of Directors by a majority of the Continuing Directors who are then members of the Board of Directors of the Corporation.

  "Corporate Transaction" means a reorganization, merger, consolidation, sale of all or substantially all the Corporation's assets, or other corporate transaction involving the Corporation.

  "Corporation" means Sealed Air Corporation, a Delaware corporation, or any successor thereto.

  "Date of Termination" means the first day occurring on or after the date of grant of an Award on which the Participant is not performing services as an Employee or Consultant, regardless of the reason for the cessation of services; provided that a cessation of services shall not be deemed to occur by reason of a transfer of a Participant between the Corporation and a Subsidiary or between two Subsidiaries; and further provided that a Participant's services shall not be considered terminated while the Participant is on an approved leave of absence from the Corporation or a Subsidiary.

  "Director" means any member of the Board of Directors who is not an Employee.

  "Disability" shall mean permanent and total disability as determined in each case by the Committee in its discretion, which determination shall be final. Notwithstanding the foregoing, for any Awards that constitute nonqualified deferred compensation within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued by the Secretary of the United States Treasury pursuant to Section 409A of the Code, applicable to such arrangements.

  "Effective Date" shall have the meaning set forth in Section 23.

  "Employee" means any employee of the Corporation or a Subsidiary who is receiving remuneration for personal services rendered to the Corporation or Subsidiary, including any such person who is an officer of the Corporation or Subsidiary, other than (1) solely as a director of the Corporation or a Subsidiary, (2) as a consultant, (3) as an independent contractor, (4) as an individual who is a "leased employee" within the meaning of Code section 414(n), or (5) any other individual engaged by the Corporation or Subsidiary in a relationship that the Corporation in its sole discretion characterizes as other than an employment relationship or who has waived his rights to coverage as an employee.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" as of any specified date means the closing sale price of the Common Stock on the New York Stock Exchange—Composite Tape on such date or, if there are no sales on such date, on the next preceding day on which there are sales. If the Common Stock ceases to be listed on the NYSE, Fair Market Value shall be determined in such manner as shall be selected by the Committee.

  "Good Reason" means a termination of employment by a Participant who is an employee of the Corporation or any Subsidiary in connection with any of the following: (i) a material diminution in the Participant's annual cash compensation opportunity (comprised of base salary and target annual bonus opportunity), (ii) a material diminution in the Participant's authorities, duties or responsibilities or (iii) a material change in the geographic location at which the Participant is required to perform services (other than a change in location as the result of the completion of a temporary assignment at another location); provided, however, that (A) the Participant provides notice to the Corporation of the existence of such condition within ninety (90) days after the existence of such condition first arose, (B) the Corporation fails to correct such condition within thirty (30) days after such notice and (C) the Participant terminates employment within one year after such condition first arose.

  "NYSE" means the New York Stock Exchange.

  "Participant" means an Employee or Consultant selected by the Committee to receive an Award.

  "Performance-Based Exception" means the performance-based exception set forth in Code section 162(m)(4)(C) from the deductibility limitations of Code section 162(m).

  "Performance Goal" means a target based on Performance Measures that is established by the Committee in connection with an Award of Performance Share Units; Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or Subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

  "Performance Measures" means criteria established by the Committee relating to any of the following: growth in net sales; gross profit; operating profit; net earnings; measures of cash flow; measures of expense control; improvement in management of working capital items (inventory, accounts receivable or accounts payable); earnings before interest and taxes (commonly called EBIT); earnings before interest, taxes, depreciation and amortization (commonly called EBITDA); earnings per share; sales from newly-introduced products; successful completion of strategic acquisitions, joint ventures or other transactions; measures of product quality, safety, productivity, yield; customer satisfaction or reliability (on time and complete orders); measures of return on assets, return on invested capital or return on equity; shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Corporation's cost of capital); the ratio of net sales to net working capital; share price; or any combination of the foregoing goals. Performance Measures may be applied by excluding the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Committee when the goals are established.

  "Performance Share Units" means an Award, subject to a Period of Restriction and achievement of Performance Goals, that is granted to a Participant under the Plan and provides for the right to receive a number of shares of Common Stock for each Performance Share Unit as specified in the Award Grant. Performance Share Units may be granted to Employees who are executive officers or key employees of the Corporation and its Subsidiaries.

  "Period of Restriction" means the period during which the transfer of shares of Restricted Stock or any other Award made under the Plan is limited based on the passage of time and during which the Restricted Stock or any other Award made under the Plan may remain subject to a substantial risk of forfeiture, as provided in Section 7. Performance Share Units also remain subject to a substantial risk of forfeiture until the performance period has ended and the Committee has certified that the applicable Performance Goals have been achieved.

  "Plan" means this 2005 Contingent Stock Plan of Sealed Air Corporation.

  "Restricted Stock" means an Award of shares of Common Stock, subject to a Period of Restriction, that is granted to a Participant under the Plan. Unless and until any forfeiture of Restricted Stock, the Participant shall be entitled to receive cash dividends on such shares and shall be entitled to vote such shares.

  "Restricted Stock Unit" means an Award, subject to a Period of Restriction, that is granted to a Participant under the Plan and provides for the right to receive one share of Common Stock for each Restricted Stock Unit, as specified in the Award Grant. The Committee may provide that Restricted Stock Units receive dividend equivalents payable in cash in the event that a record date for payment of cash dividends payable on outstanding shares of Common Stock occurs between the Participant's execution of an Award Grant for Restricted Stock Units and the issuance of shares on account of such Restricted Stock Units following the end of the Period of Restriction.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Subsidiary" means any corporation, limited liability company, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Corporation, and any other business venture designated by the Committee in which the Corporation has a significant interest, as determined in the discretion of the Committee.

        Section 3.    Stock Available.    The aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards granted under the Plan is the sum of (A) 5,000,000 shares plus (B) effective upon approval of the Corporation's stockholders at the 2008 Annual Meeting of Stockholders, 3,000,000 shares, in each case subject to adjustment in accordance with the provisions of Section 13. If any Common Stock issued under the Plan is reacquired by the Corporation due to a forfeiture described in Section 7 or reacquired or withheld in satisfaction of tax withholding with respect to an Award, such shares of Common Stock will again become available for Awards under the Plan. Any shares of Common Stock related to Awards that terminate by forfeiture, cancellation, or otherwise without the issuance of such shares shall again be available for Awards under the Plan. Cash Awards, which are paid in cash, do not count against the total amount of Common Stock that may be issued under the Plan, provided that Cash Awards may not be made during any calendar year measured in the aggregate by more than 100,000 shares of Common Stock. The maximum number of shares of Common Stock that may be issued to an Employee with respect to Performance Share Units during any calendar year is two-tenths of 1% (0.2%) of the issued and outstanding shares of the Corporation's Common Stock on January 1 of such calendar year. Shares issued under the Plan may be original issue shares, shares held in treasury, or shares reacquired by the Corporation under corporate repurchase programs, as determined by the Chief Executive Officer of the Corporation (or the Chief Executive Officer's designee) from time to time, unless otherwise determined by the Committee.

        Section 4.    Administration.    The Plan shall be administered by the Committee, which shall be composed of not less than three Directors chosen from time to time by the Board of Directors. No Director shall be eligible or continue to serve as a member of the Committee unless such person has been determined to be an "independent director" under applicable stock exchange standards and is an "outside director" within the meaning of regulations under Code section 162(m) and a "non-employee director" within the meaning of Exchange Act Rule 16b-3. In addition to the powers granted to the Committee as elsewhere set forth in the Plan and subject to the terms and conditions of the Plan, the Committee is authorized to interpret the Plan, to adopt and revise rules and regulations relating to the Plan and the conduct of the business of the Committee, and to take all actions and make all determinations that it believes necessary or advisable for the operation and administration of the Plan. All decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive upon all parties, including the Corporation, its stockholders, Employees, Consultants, Participants and their estates and beneficiaries. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under the Plan. The Committee may delegate any of its duties and powers hereunder to the extent permitted by applicable law.

        Section 5.    Terms, Conditions and Form of Award Grants.    The Committee shall have exclusive authority, except as otherwise limited by the Plan, to select the Employees and Consultants to be granted Awards, to grant all Awards, to determine the time or times at which Awards will be granted and the type of Awards to be granted, to condition the grant of Awards to specific Participants upon achievement of performance measures under any other plan or program adopted by the Corporation, to determine the number of shares of Common Stock to be covered by an Award, to determine the time or times for the grant of Awards, to determine the limitations, restrictions and conditions applicable to each Award, to prescribe the form or forms of Award Grants (which need not be identical), and to have full authority with respect to all other matters relating to the Plan except those matters as are expressly reserved herein to the stockholders of the Corporation. In making determinations relating to Awards, the Committee may consult with and take into account the recommendations of the Chief Executive Officer of the Corporation with respect to Awards made to other Employees and Consultants. The Committee may also take into account the nature of the services rendered by such Employees and Consultants, their present and potential contributions to the Corporation's success and such other factors as the Committee in its sole discretion shall deem relevant. Awards need not be uniform among Participants. The receipt of an Award by a Participant shall not entitle that Participant to receive an Award in the future. The Committee shall inform the appropriate officers of the Corporation of its determinations, and such officers shall inform the Participant to whom an Award has been made of the grant of such Award. The Committee may authorize any officer of the Corporation to provide or enter into Award Grants or other agreements on behalf of the Corporation and to take all other action necessary or desirable to effectuate the determinations of the Committee.

        Section 6.    Acceptance and Non-Transferability of Awards.    A Participant who has been granted an Award must accept the Award in accordance with such procedures as the Committee may establish from time to time, including the acceptance of the Award Grant documentation and any additional documentation that may be required. No Award shall be transferable by a Participant.

        Section 7.    Period of Restriction.    Each Award Grant shall specify the applicable Period of Restriction. Notwithstanding any provision of the Plan to the contrary, any Award that vests solely on the basis of the passage of time (e.g., not on the basis of any performance standards) shall not vest more quickly than ratably over the three (3) year period ending on the third anniversary of the Award grant date, except that the Award may vest sooner under any of the following circumstances as more specifically set forth in the applicable Award Grant: (i) the Participant's death, (ii) the Participant's Disability, (iii) a Participant's termination of employment with the Corporation and its Subsidiaries within two (2) years following a Change in Control either (A) by the Corporation without Cause or (B) by the Participant for Good Reason, or (iv) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant or as the result of a business combination or acquisition by the Corporation or any of its Subsidiaries. The provisions of the preceding sentence shall not apply to any Award of Restricted Stock or Restricted Stock Units that is made to a Participant as a portion of the Participant's annual incentive compensation as part of the "stock leverage opportunity" under the Corporation's Annual Incentive Plan, or any similar plan or program as determined by the Committee applicable to any Participant. In addition, the Committee may affirmatively determine not to seek forfeiture of an Award as to all or part of the shares subject thereto and to permit such Award either to be paid immediately (in whole or in part) or to continue to vest during the remainder of the original Period of Restriction subject to satisfaction of conditions specified by the Committee, which determination must be made no later than 90 days following the Participant's Date of Termination. Any such determination shall be communicated to the Chief Executive Officer or other appropriate officer of the Corporation, who shall be authorized to take any and all action necessary to effectuate such decision.

        Section 8.    Performance Share Units.    The Committee may make Awards consisting of Performance Share Units containing such terms and conditions and subject to such restrictions and contingencies as the Committee shall determine, subject to the terms of the Plan. Performance Share Units shall be conditioned on the achievement of Performance Goals, based on one or more Performance Measures, as determined by the Committee, over a performance period not less than one year prescribed by the Committee. For Performance Share Units made to Employees that are designed to qualify for the Performance-Based Exception, the grant of the Performance Share Units and the determination of Performance Goals shall be made by the Committee during the applicable periods required under Code section 162(m) and the Committee shall certify achievement of the applicable Performance Goals prior to issuance of shares under each Award of Performance Share Units as required under Code section 162(m). With respect to Awards of Performance Share Units that are designed to qualify for the Performance-Based Exception, the Committee shall have the discretion to adjust the Awards downward but not upward. If a Change in Control occurs after a Performance Share Unit has been granted but before completion of the performance period, and if the Participant's employment with the Corporation and its Subsidiaries is terminated within two (2) years following the Change in Control either (A) by the Corporation without Cause or (B) by the Participant for Good Reason, then:

  (x)
  the target payout opportunities attainable under such Award shall be deemed to have been fully earned as of the date of termination based upon the greater of: (I) an assumed achievement of all relevant performance goals at the "target" level, or (II) the actual level of achievement of all relevant performance goals against target as of the Corporation's fiscal quarter end preceding the Change in Control, and

  (y)
  based on such amount, there shall be a pro rata payout to the Participant within thirty (30) days following the date of termination of employment based upon the length of time within the performance period that has elapsed prior to the date of termination of employment.

        Section 9.    Issuance of Shares of Common Stock to Participants.    All shares of Common Stock issued as Restricted Stock under the Plan shall, so long as the Period of Restriction imposed by the Plan remains in effect, be represented by certificates with restrictive legends and shall be subject to stop-transfer orders. Any certificate representing shares of Restricted Stock for which the Period of Restriction remains in effect shall be held in custody by the Corporation. Participants may be required to execute stock powers or other similar instruments in order to facilitate the return to the Corporation of Restricted Stock upon forfeiture. Upon the forfeiture of any Restricted Stock, such shares of Common Stock represented by the Restricted Stock shall be transferred to the Corporation without further action by the Participant, unless the Committee in its sole discretion determines not to seek forfeiture of the Award in whole or in part. When (i) the Period of Restriction has ended (or the Committee has determined not to seek forfeiture following the Date of Termination of the Participant) with respect to an Award of Restricted Stock, Restricted Stock Units or Performance Shares Units, (ii) all other conditions and contingencies have been satisfied with respect to an Award of Performance Share Units and (iii) the Participant has complied with any tax withholding requirement described in Section 18, then the Participant may obtain from the Corporation a certificate or certificates or a statement from the Corporation representing such shares in book entry form, free of all restrictions except those that may be imposed by law.

        Section 10.    Government and Other Regulations and Restrictions.    The obligation of the Corporation to issue Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

        Section 11.    Registration of Shares.    The Corporation shall be under no obligation to register any shares of Common Stock under the Securities Act. However, an Award Grant may make appropriate and reasonable provision for the registration of Common Stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter's commission, if any.

        Section 12.    No Rights in Common Stock.    No Participant shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock unless, and until, shares of Common Stock are actually issued to such Participant following execution of an Award Grant and, for an Award of Restricted Stock Units or Performance Share Units, after the end of the Period of Restriction and, if applicable, upon the Committee's certification of achievement of any Performance Goals and other conditions established by the Committee, and then only from the date the Participant becomes the record owner thereof.

        Section 13.    Adjustments.    In the event of any change in corporate capitalization, such as a stock dividend, split-up, combination of shares, or reclassification, or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization, or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of shares that may be issued under the Plan and in the number and class of and/or price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

        Section 14.    Successors.    The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation under the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

        Section 15.    Corporation's Right to Terminate Employment.    Nothing contained in the Plan or in any Award Grant shall confer upon any Participant a right to continue in the employ of or as a consultant to the Corporation or a Subsidiary or interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of any Employee or the consulting relationship of any Consultant at any time, whether with or without cause.

        Section 16.    Effect on Compensation.    Awards received by Participants shall not be deemed a part of any Participant's compensation for purposes of determining such Participant's payments or benefits under any benefit plan, severance program, or severance pay law of the Corporation, any Subsidiary or any country.

        Section 17.    Plan Unfunded.    The Plan shall be unfunded. The Corporation will not create any trust or separate fund in connection with the Plan. Neither the Corporation nor any of its Subsidiaries shall have any obligation to set aside funds or segregate assets to ensure the payment of any Award. The Plan shall not establish any fiduciary relationship between the Corporation, any of its Subsidiaries and any Participant or other person. To the extent any person holds any rights by virtue of an Award under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation and its Subsidiaries.

        Section 18.    Tax Withholding.    Each Award Grant incident to the Plan shall make appropriate provisions for the withholding of any federal, state or local taxes and any other charges that may be required by law to be withheld by reason of an Award, the issuance of Common Stock under the Plan or the reacquisition of such Common Stock by the Corporation. The Corporation may cause all or any portion of any tax withholding obligation or other charges described in the preceding sentence to be satisfied by the Corporation withholding from the shares of Common Stock covered by an Award a number of shares (rounded down to the nearest whole share) with an aggregate Fair Market Value on the date that such withholding obligation arises equal to the aggregate amount of such taxes and other charges. Regardless of any other provision of the Plan, the Corporation may refuse to issue or to deliver to the Participant certificates or a book entry statement representing shares covered by an Award until the Participant to whom the Award was made complies with any withholding obligation.

        Section 19.    Action by Corporation.    Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 13, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

        Section 20.    Termination and Amendment of the Plan.    The Committee shall have complete power and authority to amend, suspend or terminate the Plan and, if suspended, reinstate any and all provisions of the Plan except that without further approval of the stockholders of the Corporation and except as otherwise provided in Section 13, the number of shares available for issuance under the Plan and the class of individuals eligible for Awards shall not be expanded. In addition, the Corporation will obtain approval of the stockholders of the Corporation of any amendment to the Plan for which the Exchange Act or the rules of the NYSE requires approval by the stockholders of the Corporation or to the extent the Committee otherwise determines that stockholder approval is required under applicable law. The Plan shall have a term of ten years from its Effective Date, provided, that the Plan shall terminate earlier if no additional shares of Common Stock remain available for Awards under the Plan. In the event of Plan termination or expiration, any then-outstanding Award shall remain in effect under the terms of its Award Grant.

        Section 21.    Foreign Jurisdictions.    The Committee may, from time to time, adopt, amend and terminate under the Plan such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of laws of any foreign jurisdiction to Participants who are subject to such laws and who receive Awards under the Plan.

        Section 22.    Applicable Law.    The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the state of Delaware.

        Section 23.    Effective Date.    The Plan shall become effective as of May 20, 2005 (the "Effective Date") if it is approved by vote of the stockholders of the Corporation at the 2005 Annual Meeting of Stockholders. On and after the Effective Date, no Awards shall be granted under the Contingent Stock Plan of Sealed Air Corporation.

        Section 24.    Compliance With Code Section 409A.    It is not intended that Awards under the Plan shall be subject to the requirements of Code Section 409A because Awards generally will be payable as soon as administratively practicable after the Award becomes vested. However, to the extent that Code Section 409A does apply to an Award, the Plan is intended to comply with Code Section 409A, and official guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent. In that regard, and notwithstanding any provision of the Plan to the contrary, the Corporation reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Code Section 409A and the regulations promulgated thereunder. In addition, any payments under the Plan of an amount that is deferred compensation under Code Section 409A in connection with a Participant's termination of employment shall not be made earlier than six (6) months after the Date of Termination to the extent required by Code Section 409A(a)(2)(B)(i).

Annex E

SEALED AIR CORPORATION
PERFORMANCE-BASED COMPENSATION PROGRAM
(as amended for the 2008 fiscal year)

        In order to entitle Sealed Air Corporation (the "Corporation") to deduct for U.S. income tax purposes the compensation expense resulting from certain performance-based compensation provided to certain officers and other eligible employees (as defined below) pursuant to awards under the Corporation's 2005 Contingent Stock Plan or under annual cash bonus arrangements, the following are the terms under which such awards may be granted to such eligible employees as provided in Internal Revenue Code Section 162(m) and the regulations thereunder, as the same may be amended from time to time ("Section 162(m)"):

I.     Eligible Employees:

        The class of employees eligible for awards under this program ("eligible employees") consists of the chief executive officer of the Corporation, the other four most highly compensated executive officers of the Corporation, and other officers and key employees of the Corporation or any of its subsidiaries selected by the committee of the Board of Directors (the "Committee") that is authorized by the Board of Directors to establish and administer performance goals under this program. The Committee will be comprised of "outside directors" as that term is defined in Section 162(m).

II.    Performance-based Awards of Common Stock:

        Performance-based awards payable in shares of the Corporation's Common Stock under the 2005 Contingent Stock Plan of Sealed Air Corporation or a successor plan can be made based upon achievement of pre-established objective goals during a performance period (which may be the calendar year) established by the Committee, consistent with the requirements of Section 162(m). If such goals are achieved, then an eligible employee may be granted one or more awards payable in shares of Common Stock under the 2005 Contingent Stock Plan during the 12-month period following the performance period in an aggregate amount up to the pre-established award level.

        The maximum amount of performance-based awards payable in shares of the Corporation's Common Stock under the 2005 Contingent Stock Plan to any eligible employee under this program during any 12-month period may not exceed two-tenths of 1% (0.2%) of the issued and outstanding shares of the Corporation's Common Stock at the beginning of such period. The Committee retains the sole and exclusive discretion to set pre-established award levels for awards under the Corporation's 2005 Contingent Stock Plan at an amount less than the maximum level specified in the prior sentence and to reduce (including a reduction to zero) any award payable in shares of Common Stock under the 2005 Contingent Stock Plan that is otherwise payable under the program.

III.   Performance-based Awards of Cash:

        Performance-based awards of cash under the Corporation's annual cash bonus arrangements can be made to eligible employees based upon achievement of pre-established objective goals during a calendar year performance period. If such goals are achieved, the eligible employee may be granted an annual cash bonus for such year in an amount of up to the greater of one percent (1%) of the Corporation's net earnings for that fiscal year or $2 million, provided, however, that the Committee in its sole and exclusive discretion may reduce (including a reduction to zero) any award to be made in cash to any eligible employee that is otherwise payable under the program for such year. At the sole and exclusive discretion of the Committee, an annual cash bonus may be paid although such goals have not been achieved if the eligible employee dies or becomes disabled during the performance period or a "change in control" (as defined in the 2005 Contingent Stock Plan) occurs during the performance period.

IV.   Pre-established Objective Goals:

          A.    Performance-based awards under this program will require attainment of objective, pre-established goals based on one or more of the following criteria: growth in net sales; gross profit; operating profit; net earnings; measures of cash flow; measures of expense control; improvement in management of working capital items (inventory, accounts receivable or accounts payable); earnings before interest and taxes (commonly called EBIT); earnings before interest, taxes, depreciation and amortization (commonly called EBITDA); earnings per share; sales from newly-introduced products; successful completion of strategic acquisitions, joint ventures or other transactions; measures of product quality, safety, productivity, yield; customer satisfaction or reliability (on time and complete orders); measures of return on assets, return on invested capital or return on equity; shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items,

E-1

  less the Corporation's cost of capital); the ratio of net sales to net working capital; share price; or any combination of the foregoing goals. Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles, and other unusual or non-recurring items as defined by the Committee when the goals are established.

          B.    Pre-established goals and award levels will be established by the Committee in writing during the first 90 days of the performance period (or during the first 25% of the performance period if the performance period is less than a year), provided that the outcome is substantially uncertain at the time the Committee establishes the goal. Except as specified in this program, performance goals may not be changed once set. No awards under the 2005 Contingent Stock Plan or cash payments will be made until the Committee has certified that the performance goals have been met.

V.     Additional Provisions:

          A.    The limits on awards made under the 2005 Contingent Stock Plan and in cash are cumulative, that is, the Corporation may grant to any eligible employee in any year awards up to the specified limits both for Common Stock and for cash. While the limits are annual, performance-based awards need not be made every year, and the Committee shall have the discretion to determine the intervals between successive performance-based awards.

          B.    In the event of any change in the Corporation's capitalization, such as through a stock split, stock dividend, recapitalization, merger or consolidation, appropriate adjustments will be made by the Board of Directors to the maximum amount of performance-based awards payable in shares of the Corporation's Common Stock during any 12-month period to an eligible employee, to the pre-established award level for any award payable in shares of the Corporation's Common Stock, to the amount of any performance-based award payable in shares of the Corporation's Common Stock that has been approved by the Committee before such change occurred but not yet made as of such change, and to any pre-established goal that is based upon the Corporation's capitalization, such as earnings per share.

          C.    The Committee shall be entitled at its discretion to approve awards under the 2005 Contingent Stock Plan, cash bonuses or compensation under any other compensation plan or arrangement that does not meet the requirements of Section 162(m) and thus may be partly or fully non-deductible by the Corporation for U.S. income tax purposes.

          D.    Except as provided above and subject to the stockholder approval requirements of Section 162(m), the Committee shall have complete power and authority to amend, suspend or terminate any or all terms of the performance-based compensation program, except that it may not alter performance goals or increase pre-established award levels once they have been established for a performance period. The Committee shall have full authority to administer the performance-based compensation program and to interpret the program's terms and establish rules for the administration of the program, although the Committee may consider recommendations from the Chief Executive Officer of the Corporation or from directors who are not members of the Committee. The Committee's determinations under the program shall be final.

          E.     An eligible employee's rights and interests under the program may not be assigned or transferred by the eligible employee. To the extent an eligible employee acquires a right to receive an award under the program, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Nothing contained in the program shall be deemed to create a trust of any kind or any fiduciary relationship between the Corporation and an eligible employee. Designation as an eligible employee under the program shall not entitle the employee to continued employment with or, if applicable, continuation as an officer of the Corporation or any of its subsidiaries.

          F.     The program shall be construed and governed in all respects under the laws of the United States to the extent applicable and, to the extent such laws are not applicable, under the laws of the State of New Jersey.

        The foregoing terms of the amended performance-based compensation program shall become effective as of the Corporation's 2008 fiscal year, subject to the approval by the affirmative vote of a majority of votes cast by the stockholders of the Corporation at the 2008 annual meeting of stockholders.

E-2

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

Saddle Brook Marriott
Garden State Parkway at I-80
Saddle Brook, New Jersey 07663
(201) 843-9500

        LOCATION:    Located at the intersection of the Garden State Parkway and Interstate 80 ("I-80"), approximately 10 miles west of New York City, in an area served by Newark, LaGuardia and JFK International airports.

        FROM THE NORTH:    Traveling South on the Garden State Parkway—Take the I-80 exit (Exit No. 159) toward Saddle Brook/Paterson/George Washington Bridge. Keep right. Take the first right off the exit road following signs for Saddle Brook. Keep right and merge onto Molnar Drive. Keep right at the fork on Molnar Drive and merge onto Midland Avenue. Make "jug handle" turn from Midland Avenue onto New Pehle Avenue. Hotel will be on your left at the corner of New Pehle Avenue and Pehle Avenue.

        FROM THE EAST:    Traveling West on I-80—Take the Garden State Parkway/Saddle Brook exit (Exit No. 62) from the local lanes toward Saddle Brook. Follow signs toward the Garden State Parkway North and then take the Saddle Brook/Midland Avenue exit (the last exit before the Parkway). Come around off ramp. Bear right and merge onto Pehle Avenue. Proceed on Pehle Avenue. Hotel will be on your left at the corner of Pehle Avenue and New Pehle Avenue.

        FROM THE SOUTH:    Traveling North on the Garden State Parkway—Take the I-80 exit (Exit No. 159) toward Saddle Brook/G. Washington Bridge. Keep right. Follow the I-80 West/Saddle Brook sign onto New Pehle Avenue. Hotel will be on your immediate right.

        FROM THE WEST:    Traveling East on I-80—Take the Garden State Parkway/Saddle Brook/Saddle River Road exit (Exit No. 62A-B) toward Saddle Brook. Then take the Garden State Parkway/Saddle Brook exit (Exit No. 62A) toward Saddle Brook. Follow signs toward the Garden State Parkway North and then take the Saddle Brook/Midland Avenue exit (the last exit before the Parkway). Come around off ramp. Bear right and merge onto Pehle Avenue. Proceed on Pehle Avenue. Hotel will be on your left at the corner of Pehle Avenue and New Pehle Avenue.

SEALED AIR CORPORATION

PROXY/VOTING INSTRUCTION CARD

FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints William V. Hickey, David H. Kelsey and H. Katherine White, or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the Annual Meeting of Stockholders of Sealed Air Corporation (the “2008 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 20, 2008 at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2008 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2008 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2008 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 5:00 p.m. (Eastern Time) on May 15, 2008.

The signer hereby revokes all proxies previously given by the signer to vote at the 2008 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2008 Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED

ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The Board of Directors recommends a vote for Proposals 1 through 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 12. Please date and sign and return this proxy promptly.

Please Mark Here for Address Change or Comments SEE REVERSE SIDE ☐

PROPOSALS

FOR THE SEALED AIR CORPORATION 2008 ANNUAL MEETING OF STOCKHOLDERS

1.	Election of Hank Brown as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Election of Michael Chu as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Election of Lawrence R. Codey as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Election of T. J. Dermot Dunphy as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	Election of Charles F. Farrell, Jr. as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
6.	Election of William V. Hickey as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
7.	Election of Jacqueline B. Kosecoff as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
8.	Election of Kenneth P. Manning as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
9.	Election of William J. Marino as a Director.	FOR ☐	AGAINST ☐	ABSTAIN ☐
10.	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
11.	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
12.	Ratification of the appointment of KPMG LLP as the independent auditor for the year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐
13.	In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  ☐

Signature(s)	Date

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m. Eastern Time, the day prior to annual meeting day
(except see the date on the reverse side for voting with respect to allocated shares held through Sealed Air
Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan).

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/see		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

Choose MLink (SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on

May 20, 2008

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2007 Annual Report are available at http://www.ezodproxy.com/SealedAir/2008/.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING!

You can now access your SEALED AIR CORPORATION account online.

Access your Sealed Air Corporation stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Sealed Air Corporation now makes it easy and convenient to get current information on your shareholder account.

• View account status
• View certificate history
• View book-entry information
• View payment history for dividends
• Make address changes
• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Please note that Internet and telephone voting is not available to stockholders who have not exchanged their W. R. Grace & Co. (“Old Grace”) shares issued prior to March 31, 1998 (Cusip #383911 10 4) for shares of Sealed Air Corporation.

You may vote those shares using the attached proxy card. To vote please mark, date and sign your proxy card and return it in the enclosed postage-paid envelope.

For information regarding the exchange of Old Grace shares, please contact our Stock Transfer Agent, BNY Mellon Shareowner Services. Their contact information is located on the inside back cover of the enclosed Sealed Air Corporation 2007 Annual Report to Stockholders.

QuickLinks

Notice of Annual Meeting of Stockholders to be held on May 20, 2008
Contents
  Annex A
SEALED AIR CORPORATION STANDARDS FOR DIRECTOR INDEPENDENCE February 16, 2007
  Annex B
POLICY AND PROCEDURE FOR STOCKHOLDER NOMINATIONS TO THE BOARD
  Annex C
QUALIFICATIONS FOR NOMINATION TO THE BOARD
  Annex D
2005 CONTINGENT STOCK PLAN OF SEALED AIR CORPORATION, As amended
  Annex E
SEALED AIR CORPORATION PERFORMANCE-BASED COMPENSATION PROGRAM (as amended for the 2008 fiscal year)
DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS